SUNAMERICA SERIES TRUST

SA MFS Telecom Utility Portfolio

21650 Oxnard Street, 10th Floor

Woodland Hills, California 91367

(800-445-7862)

August 9, 2018

Dear Contract Owner:

You are receiving the enclosed Combined Prospectus/Proxy Statement because you owned interests in the SA MFS Telecom Utility Portfolio (the “Telecom Utility Portfolio” or the “Portfolio”), a series of SunAmerica Series Trust (the “Trust”), as of the close of business on June 22, 2018. Although you are not directly a shareholder of the Portfolio, as the owner of a variable annuity contract or a variable life insurance policy (a “Variable Contract”) issued by the Separate Accounts of American General Life Insurance Company, The United States Life Insurance Company in the City of New York, The Variable Annuity Life Insurance Company or Phoenix Life Insurance Company (the “Life Companies”), you have the right to instruct the Life Companies how to vote shares of the Portfolio that are attributable to your Variable Contract at a special meeting of shareholders to be held on September 20, 2018 (the “Special Meeting”).

The Special Meeting will be held at the offices of SunAmerica Asset Management, LLC (“SunAmerica”), at 185 Hudson Street, Suite 3300, Jersey City, NJ 07311, on Thursday, September 20, 2018, at 2:00 p.m. Eastern Standard Time, to vote on the proposal described in the Combined Prospectus/Proxy Statement.

We are asking for your vote to approve a proposed reorganization of your Portfolio with the SA Legg Mason BW Large Cap Value Portfolio (the “Large Cap Value Portfolio”), also a series of the Trust. In this reorganization, your Portfolio shares would be exchanged for the same class of shares of the Large Cap Value Portfolio with the same aggregate net asset value of the Portfolio shares that you currently hold. It is currently anticipated that the reorganization of the Portfolio will be effected on a tax-free basis for federal income tax purposes.

The reorganization of the Portfolio is being proposed because SunAmerica, the Portfolio’s and the Large Cap Value Portfolio’s investment adviser, believes that shareholders of each fund will benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the funds’ assets in the reorganization, than by continuing to operate the funds separately. SunAmerica further believes that it is in the best interests of the Portfolio to combine the Portfolio’s assets with a fund with a lower expense structure. SunAmerica believes that the Large Cap Value Portfolio’s investment objective and strategies make it a compatible fund within the SunAmerica complex for the reorganization with the Portfolio.

The Board of Trustees of the Trust (the “Board”) has determined that the proposed reorganization of the Portfolio with the Large Cap Value Portfolio is in the best interests of the Portfolio and the Large Cap Value Portfolio, respectively, and the interests of the Portfolio’s and the Large Cap Value Portfolio’s existing shareholders will not be diluted as a result of the reorganization. If the reorganization is approved by shareholders, it is expected that the proposed reorganization will take effect during the fourth quarter of 2018. Included in this booklet is information about the upcoming Special Meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the matter on which you are being asked to vote; and

•

The Combined Prospectus/Proxy Statement, which provides detailed information on the Large Cap Value Portfolio, the specific proposal relating to your Portfolio being considered at the Special Meeting, and why the proposal is being made.

The Board recommends that you vote “FOR” the Proposal.

SunAmerica has also attached a “Questions and Answers” section to assist you in evaluating the Proposal. I encourage you to review the enclosed materials carefully. You may vote in one of the following ways:

•	By calling us toll-free at the telephone number listed on the enclosed voting instruction card;

•	By Internet at the website address listed on the enclosed voting instruction card; or

•	By returning the enclosed voting instruction card in the postage-paid envelope.

As always, we appreciate your support.

Sincerely,

/s/ Peter A. Harbeck

Peter A. Harbeck
President and CEO
SunAmerica Asset Management, LLC

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to promptly indicate your vote on the enclosed voting instruction card, date and sign it and return it in the envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “For” the reorganization.

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the issue(s) to be voted on.

Q:	Why is a shareholder meeting being held?

A:

You are being asked to approve an agreement and plan of reorganization (a “Reorganization Agreement”) between SunAmerica Series Trust (the “Trust”), on behalf of its series, the SA MFS Telecom Utility Portfolio (the “Telecom Utility Portfolio”), and the Trust, on behalf of its series, the SA Legg Mason BW Large Cap Value Portfolio (the “Large Cap Value Portfolio” and together with the Telecom Utility Portfolio, the “Portfolios” and each, a “Portfolio”). The investment objective of the Large Cap Value Portfolio is growth of capital. The investment objective of the Telecom Utility Portfolio is total return. Total return is a measure of performance which combines all elements of return including income and growth of capital. If the proposed reorganization (“Reorganization”) is approved and completed, , an account at the Large Cap Value Portfolio will be set up with respect to your variable annuity contract, you will then have an investment in the Large Cap Value Portfolio, and the Telecom Utility Portfolio will be terminated as a series of the Trust. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the Large Cap Value Portfolio.

Although you are not directly a shareholder of the Telecom Utility Portfolio, as the owner of a variable annuity contract or a variable life insurance policy (a “Variable Contract,” the owners of which are referred to as “Contract Owners”) issued by the separate accounts of American General Life Insurance Company, The United States Life Insurance Company in the City of New York, The Variable Annuity Life Insurance Company or Phoenix Life Insurance Company (the “Life Companies”), you have the right to instruct the Life Companies how to vote Telecom Utility Portfolio shares that are attributable to your Variable Contract. For convenience, we refer to Contract Owners as “shareholders.”

Upon approval and completion of the Reorganization, shares of the Telecom Utility Portfolio will be exchanged for shares of the Large Cap Value Portfolio based on a specified exchange ratio determined by the respective net asset values of the Portfolios’ shares. Your Variable Contract will be credited with shares of the Large Cap Value Portfolio whose aggregate value at the time of issuance will equal the aggregate value of the Telecom Utility Portfolio held under your Variable Contract on that date. After such date, the Telecom Utility Portfolio will be terminated as a series of the Trust. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the Large Cap Value Portfolio.

Q:	How does the Board of Trustees suggest that I vote?

A:

After careful consideration, the Board of Trustees of the Trust (the “Board of Trustees”) has determined that the proposed Reorganization is in the best interests of the Telecom Utility Portfolio and that the Telecom Utility Portfolio’s existing shareholders will not be diluted as a result of the Reorganization and, therefore, recommends that you cast your vote “For” the proposed Reorganization. The Board of Trustees has determined that shareholders of the Telecom Utility Portfolio may benefit from the following:

(i) Shareholders of each Portfolio will remain invested in a diversified, open-end fund that invests in equity securities and has higher net assets, though shareholders of the Telecom Utility Portfolio will no longer be invested in a fund that invests significantly in telecommunications companies and other utility companies;

(ii) The larger net asset size of the combined fund is expected to give rise to possible operating efficiencies (e.g., certain fixed costs, such as printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across a larger asset base, thereby potentially lowering the total expense ratio borne by shareholders of the combined fund);

(iii) The combined fund will have projected total annual fund operating expenses (gross and net) that are expected to be below those of the Telecom Utility Portfolio prior to the Reorganization (net annual fund operating expenses could increase if the Large Cap Value Portfolio’s advisory fee waiver agreement is terminated, though the agreement will continue in effect indefinitely, unless terminated by the Board of Trustees, including a majority of the independent trustees);

(iv) The greater net assets of the combined fund are expected to result in a lower effective management fee rate when compared to the effective management fee rate of the Telecom Utility Portfolio; and

(v) Shareholders of the Telecom Utility Portfolio will be invested in a fund that has a better performance history.

Q:	How will the Reorganization affect me?

A:

If shareholders of the Telecom Utility Portfolio approve the proposed Reorganization, all of the assets and liabilities of the Telecom Utility Portfolio will be transferred to, and combined with, those of the Large Cap Value Portfolio. Shares of the Telecom Utility Portfolio will be exchanged for shares of the Large Cap Value Portfolio based on a specified exchange ratio determined by the respective net asset values of the Portfolio’s shares. Your Variable Contract value immediately before the Reorganization will be the same as your Variable Contract value immediately following completion of the Reorganization; however, you will no longer own shares of the Telecom Utility Portfolio but will own shares of the Large Cap Value Portfolio. After the completion of the Reorganization, you will own a smaller percentage of the Large Cap Value Portfolio than you did of the Telecom Utility Portfolio because the Large Cap Value Portfolio is significantly larger than the Telecom Utility Portfolio.

Q:	In the Reorganization, will I receive the same class of shares of the Large Cap Value Portfolio as the shares of the Telecom Utility Portfolio that I now hold?

A:	Yes. You will receive the same class of shares of the Large Cap Value Portfolio as the shares you own of the Telecom Utility Portfolio.

Q:	Will I own the same number of shares of the Large Cap Value Portfolio as I currently own of my Telecom Utility Portfolio?

A:

No. However, you will receive shares of the Large Cap Value Portfolio with the same aggregate net asset value as the shares of the Telecom Utility Portfolio you own prior to the Reorganization. The number of shares you receive will depend on the relative net asset value of the shares of the Telecom Utility Portfolio and the Large Cap Value Portfolio on the closing date. Thus, on the closing date, if the net asset value of a share of the Large Cap Value Portfolio is lower than the net asset value of the corresponding share class of the Telecom Utility Portfolio, you will receive a greater number of shares of the Large Cap Value Portfolio in the Reorganization than you held in the Telecom Utility Portfolio before the Reorganization. On the other hand, if the net asset value of a share of the Large Cap Value Portfolio is higher than the net asset value of the corresponding share class of the Telecom Utility Portfolio, you will receive fewer shares of the Large Cap Value Portfolio in the Reorganization than you held in the Telecom Utility Portfolio before the Reorganization. The aggregate net asset value of your Large Cap Value Portfolio shares immediately after the Reorganization will be the same as the aggregate net asset value of your Telecom Utility Portfolio shares immediately prior to the Reorganization. The number of shares in which a Contract Owner is entitled to provide voting instructions will be determined by dividing his or her Variable Contract value allocated to the Telecom Utility Portfolio on the record date by the share value of the Telecom Utility Portfolio on the record date.

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Q:	Will my privileges as a shareholder change after the Reorganization?

A:

No. Your rights as a shareholder will not change in any way as a result of the Reorganization, but you will be a shareholder of the Large Cap Value Portfolio, which is a separate series of the Trust. The shareholder services available to you after the Reorganization will be identical.

Q:	Who will advise the Large Cap Value Portfolio once the Reorganization is completed?

A:

As you know, the Telecom Utility Portfolio is advised by SunAmerica Asset Management, LLC (“SunAmerica”). The Large Cap Value Portfolio is also advised by SunAmerica and will continue to be advised by SunAmerica once the Reorganization is completed. The subadviser for the Telecom Utility Portfolio is Massachusetts Financial Services Company (“MFS”) and the subadviser for Large Cap Value Portfolio is Brandywine Global Investment Management, LLC (“Brandywine” or the “Subadviser”). It is anticipated that the Subadviser will continue to serve as Subadviser to the Large Cap Value Portfolio following the completion of the Reorganization.

Q:	How will the Reorganization affect Portfolio expenses?

A:

Following the Reorganization, the Large Cap Value Portfolio’s projected total annual operating expenses (gross and net) are expected to be below those of the Telecom Utility Portfolio with respect to each class of shares. Net annual operating expenses could increase if the Large Cap Value Portfolio’s advisory fee waiver agreement is terminated, though the agreement will continue in effect indefinitely, unless terminated by the Board of Trustees, including a majority of the independent trustees.

Q:	What will I have to do to open an account in the Large Cap Value Portfolio? What happens to my account if the Reorganization is approved?

A:

If the Reorganization is approved, your shares automatically will be converted into shares of the Large Cap Value Portfolio on the date of the completion of the Reorganization. You will receive written confirmation that this change has taken place. You will receive the same class of shares of the Large Cap Value Portfolio as you currently hold of the Telecom Utility Portfolio. The aggregate net asset value of the shares you receive in the Reorganization will be equal to the aggregate net asset value of the shares you own immediately prior to the Reorganization.

Q:	I have received another combined prospectus/proxy statement from other funds in the SunAmerica complex. Is this a duplicate combined prospectus/proxy statement?

A:

No. This is not a duplicate combined prospectus/proxy statement. You are being asked to vote separately for each fund in which you own shares. The proposals included here were not included in any other combined prospectus/proxy statement.

Q:	What happens if the Reorganization is not approved?

A:	If the Reorganization is not approved by shareholders of the Telecom Utility Portfolio, the Reorganization will not occur, and the Board of Trustees will consider alternatives.

Q:	Will the Reorganization create a taxable event for me?

A:	No, you will not recognize gain or loss for federal income tax purposes as a result of the Reorganization.

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Q:	Who will pay for the Reorganization?

A:

SunAmerica or its affiliates will pay the expenses incurred in connection with the preparation of the Combined Prospectus/Proxy Statement, including all direct and indirect expenses and out-of-pocket costs other than any transaction costs relating to the sale of the Telecom Utility Portfolio’s portfolio securities prior to or after the closing of the Reorganization. Please refer to “Information About the Reorganizations—Expenses of the Reorganizations” for additional information about the expenses associated with the Reorganization.

Q:	How do I vote my shares?

A:

You can provide voting instructions for shares beneficially held through your Variable Contract by mail, telephone or internet. To vote by mail, please mark your vote on the enclosed voting instruction card and sign, date and return the card in the postage-paid envelope provided. To vote by telephone, please have the voting instruction card in hand and call the telephone number listed on the enclosed form and follow the instructions. To vote by internet, go to the website address listed on the enclosed form and follow the instructions.

Q:	When will the Reorganization occur?

A:

If approved by shareholders, the Reorganization is expected to occur during the fourth quarter of 2018. The Reorganization will not take place if the Reorganization is not approved by the Telecom Utility Portfolio’s shareholders.

Q:	How does the Board of Trustees recommend that I vote?

A:	The Board recommends that shareholders vote “FOR” the Proposal.

Q:	Whom do I contact if I have questions?

A:	You may call the Annuity Service Center Monday through Friday from 5:00 a.m. Pacific Standard Time and 5:00 p.m. Pacific Standard Time at 1-800-445-7862.

Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

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SUNAMERICA SERIES TRUST

SA MFS Telecom Utility Portfolio

21650 Oxnard Street, 10th Floor

Woodland Hills, California 91367

(800-445-7862)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 20, 2018

To the Shareholders of the SA MFS Telecom Utility Portfolio:

This is to notify you that a Special Meeting of Shareholders (the “Special Meeting”) of the SA MFS Telecom Utility Portfolio (“Telecom Utility Portfolio”), a series of SunAmerica Series Trust, a Massachusetts business trust (the “Trust”), will be held on Thursday, September 20, 2018 at 2:00 p.m., Eastern Standard Time, at the offices of SunAmerica Asset Management, LLC (“SunAmerica”), located at 185 Hudson Street, Suite 3300, Jersey City, NJ 07311 for the following purposes:

1.        The shareholders of the Telecom Utility Portfolio are being asked to consider a proposal to approve an Agreement and Plan of Reorganization (“Reorganization Agreement”). Pursuant to the Reorganization Agreement, the Telecom Utility Portfolio would transfer all of its assets to the SA Legg Mason BW Large Cap Value Portfolio (the “Large Cap Value Portfolio”), a series of the Trust, in exchange for the assumption by the Large Cap Value Portfolio of substantially all of the liabilities of the Telecom Utility Portfolio and Class 1, Class 2 and Class 3 shares of the Large Cap Value Portfolio, which shares will be distributed by the Telecom Utility Portfolio to the holders of its shares in complete liquidation thereof; and

2.        To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

The Board of Trustees of the Trust has fixed the close of business on June 22, 2018 as the record date (the “Record Date”) for determination of shareholders of the Telecom Utility Portfolio entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

Although you are not directly a shareholder of the Telecom Utility Portfolio, as the owner of a variable annuity contract or a variable life insurance policy (a “Variable Contract,” the owners of which are referred to as “Contract Owners”) issued by the separate accounts (the “Separate Accounts”) of American General Life Insurance Company, The United States Life Insurance Company in the City of New York, The Variable Annuity Life Insurance Company or Phoenix Life Insurance Company (the “Life Companies”), you have the right to instruct the Life Companies how to vote shares of the Telecom Utility Portfolio that are attributable to your Variable Contract at the Special Meeting. The Life Companies, through the Separate Accounts, are the record owner of the Telecom Utility Portfolio’s shares and will vote the shares of the Telecom Utility Portfolio at the Special Meeting. The rights accompanying shares of the Telecom Utility Portfolio are legally vested in the Variable Contracts offered by the Separate Accounts. However, in accordance with current law and interpretations thereof, Life Companies will vote shares held in the Separate Accounts in a manner consistent with voting instructions timely received from the holders of the Variable Contracts. A signed voting instruction form by a holder that does not specify how the holder’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the proposal. Those persons who have a voting interest at the close of business on the Record Date will be entitled to submit instructions to their Life Company. Each Life Company will vote Telecom Utility Portfolio shares held in Separate Accounts for which no timely instructions are received from the holders of the Variable Contracts, as well as shares it owns, in the same proportion as those shares for which such insurance company receives voting instructions. This practice is commonly referred to as “echo voting.” For purposes of the enclosed Combined Prospectus/Proxy Statement, the term “shareholder”

(when used to refer to the beneficial holder of ownership interests in the Telecom Utility Portfolio) shall also be deemed to include holders of the Variable Contract.

Your vote is important regardless of the size of your holdings in the Telecom Utility Portfolio. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed voting instruction card and return it promptly in the enclosed envelope. You may also vote by telephone or over the internet; please see pages 39-40 of the enclosed Combined Prospectus/Proxy Statement for details. If you vote by proxy and then desire to change your vote or vote, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed Combined Prospectus/Proxy Statement entitled “Voting Information and Requirements—Manner of Voting” for more information.

By Order of the Board of Trustees,

/s/ Kathleen D. Fuentes

Kathleen D. Fuentes Secretary

Woodland Hills, California

August 9, 2018

COMBINED PROSPECTUS/PROXY STATEMENT

SUNAMERICA SERIES TRUST

SA MFS Telecom Utility Portfolio

SA Legg Mason BW Large Cap Value Portfolio

21650 Oxnard Street, 10th Floor

Woodland Hills, California 91367

(800-445-7862)

This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of the SA MFS Telecom Utility Portfolio (the “Telecom Utility Portfolio”), a series of SunAmerica Series Trust, a Massachusetts business trust (the “Trust”). A special meeting of the shareholders of the Telecom Utility Portfolio (the “Special Meeting”) will be held at the offices of SunAmerica Asset Management, LLC (“SunAmerica”), located at 185 Hudson Street, Suite 3300, Jersey City, NJ 07311, on Thursday, September 20, 2018 at 2:00 p.m., Eastern Standard Time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of the Telecom Utility Portfolio at the close of business on June 22, 2018 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. This Combined Prospectus/Proxy Statement, voting instruction card and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders of the Telecom Utility Portfolio on or about August 10, 2018. The Board of Trustees of the Trust (the “Board of Trustees”) requests that shareholders vote their shares by completing and returning the enclosed voting instruction card.

The purposes of the Special Meeting are:

1.        The shareholders of the Telecom Utility Portfolio are being asked to consider a proposal to approve an Agreement and Plan of Reorganization (“Reorganization Agreement”). Pursuant to the Reorganization Agreement, the Telecom Utility Portfolio would transfer all of its assets to the SA Legg Mason BW Large Cap Value Portfolio (the “Large Cap Value Portfolio”), a series of the Trust, in exchange for the assumption by the Large Cap Value Portfolio of substantially all of the liabilities of the Telecom Utility Portfolio and Class 1, Class 2 and Class 3 shares of the Large Cap Value Portfolio, which shares will be distributed by the Telecom Utility Portfolio to the holders of its shares in complete liquidation thereof; and

2.        To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

Although you are not directly a shareholder of the Telecom Utility Portfolio, as the owner of a variable annuity contract or a variable life insurance policy (a “Variable Contract,” the owners of which are referred to as “Contract Owners”) issued by the separate accounts (the “Separate Accounts”) of American General Life Insurance Company, The United States Life Insurance Company in the City of New York, The Variable Annuity Life Insurance Company or Phoenix Life Insurance Company (the “Life Companies”), you have the right to instruct the Life Companies how to vote shares of the Telecom Utility Portfolio that are attributable to your Variable Contract at the Special Meeting. The Life Companies, through the Separate Accounts, are the record owners of the Telecom Utility Portfolio’s shares and will vote the shares of the Telecom Utility Portfolio at the Special Meeting. For convenience we refer to Contract Owners as “shareholders” and to the Life Company owners of shares as “Life Company Holders.”

The Board of Trustees has approved the reorganization (“Reorganization”) by which the Telecom Utility Portfolio, a separate series of the Trust, an open-end management investment company, would be acquired by the Large Cap Value Portfolio. The investment objective of the Large Cap Value Portfolio is growth of capital. The investment objective of the Telecom Utility Portfolio is total return. Total return is a measure of performance which combines all elements of return including income and growth or loss of capital. The Large Cap Value Portfolio also has certain strategies that are similar and compatible with the Telecom Utility Portfolio. The Telecom Utility Portfolio and the Large Cap Value Portfolio, however, employ certain differing investment strategies to achieve their respective objectives, as discussed in more detail below. For more information on each of the Telecom Utility Portfolio’s and the Large Cap Value Portfolio’s investment strategies see “Summary—Investment Objectives and Principal Investment Strategies” below.

If the Telecom Utility Portfolio’s shareholders approve the Reorganization, the Telecom Utility Portfolio will transfer its assets to the Large Cap Value Portfolio. The Large Cap Value Portfolio will assume all of the liabilities of the Telecom Utility Portfolio and will issue shares to the Telecom Utility Portfolio in an amount equal to the aggregate net asset value of the outstanding shares of the Telecom Utility Portfolio. Immediately thereafter, the Telecom Utility Portfolio will distribute these shares of the Large Cap Value Portfolio to its shareholders. After distributing these shares, the Telecom Utility Portfolio will be terminated as a series of the Trust. When the Reorganization is complete, the Telecom Utility Portfolio’s shareholders will hold the same class of shares of the Large Cap Value Portfolio as they currently hold of the Telecom Utility Portfolio. The aggregate net asset value of the Large Cap Value Portfolio shares received in the Reorganization will equal the aggregate net asset value of the Telecom Utility Portfolio shares held by Telecom Utility Portfolio shareholders immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the Telecom Utility Portfolio will represent a smaller percentage of ownership in the combined fund than the shares held by those in the Telecom Utility Portfolio prior to the Reorganization. The number of shares in which a Contract Owner is entitled to provide voting instructions will be determined by dividing his or her Variable Contract value allocated to the Telecom Utility Portfolio on the Record Date by the share value of the Telecom Utility Portfolio on the Record Date.

This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of the Telecom Utility Portfolio should know before voting on the Reorganization and constitutes an offering of Class 1, Class 2 and Class 3 shares of the Large Cap Value Portfolio only. Please read it carefully and retain it for future reference.

The following documents containing additional information about the Large Cap Value Portfolio and the Telecom Utility Portfolio (together, the “Portfolios”), each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally considered to be part of) this Combined Prospectus/Proxy Statement:

•	the Statement of Additional Information dated August 9, 2018 (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement;

•

the Prospectus and Statement of Additional Information of the Trust (the “Trust Prospectus” and the “Trust SAI,” respectively), each dated May 1, 2018 (SEC Accession No. 0001193125-18-146513), which includes each Portfolio; and

•	the Annual Report of the Trust for the fiscal year ended December 31, 2017 (filed as part of Form N-CSR, SEC Accession No. 0001193125-18-113076), which includes each Portfolio.

In addition, the following document has been filed with the SEC and is incorporated by reference into (legally considered to be a part of) and also accompanies this Combined Prospectus/Proxy Statement:

•	the Summary Prospectus of the Large Cap Value Portfolio (the “Large Cap Value Summary Prospectus”) dated May 1, 2018.

Except as otherwise described herein, the policies and procedures set forth herein relating to the shares of the Large Cap Value Portfolio will apply to the Class 1, Class 2 and Class 3 shares to be issued by the Large Cap Value Portfolio in connection with the Reorganization.

These documents are on file with the SEC. Each of the Portfolios is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

Additional copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

SA MFS Telecom Utility Portfolio c/o SunAmerica Series Trust 21650 Oxnard Street, 10th Floor Woodland Hills, California 91367 (800-445-7862)	SA Legg Mason BW Large Cap Value Portfolio c/o SunAmerica Series Trust 21650 Oxnard Street, 10th Floor Woodland Hills, California 91367 (800-445-7862)

If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.”

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549.

By Phone:	1-202-551-8090

By Mail:	Public Reference Section Office of Consumer Affairs and Information Services Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549 (duplicating fee required)

By E-mail:	publicinfo@sec.gov (duplicating fee required)

By Internet:	www.sec.gov

The Board of Trustees knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Proxy Statement is August 9, 2018.

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

The Trust is an open-end management investment company registered with the SEC. Each of the Portfolios is a separate series of the Trust. The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. The investment objective of the Large Cap Value Portfolio is growth of capital. The investment objective of the Telecom Utility Portfolio is total return. Total return is a measure of performance which combines all elements of return including income and growth or loss of capital.

The Large Cap Value Portfolio invests, under normal circumstances, at least 80% of its net assets in equity securities of large capitalization companies. The Telecom Utility Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of utility companies. The Telecom Utility Portfolio invests primarily in equity securities, but also may invest in debt instruments, including below investment grade instruments which are considered speculative. Also, the Telecom Utility Portfolio may invest in companies of any size. The Portfolios may invest in foreign securities, including emerging market securities. The Telecom Utility Portfolio may invest a large percentage of its assets in issuers of a single country, a small number of countries, or a particular graphic region, and may use derivatives to increase or decrease currency exposure. The Large Cap Value Portfolio holds securities of approximately 150-250 companies under normal market conditions. Each Portfolio’s subadviser selects securities for the respective Portfolio based on its own investment process. Both Portfolios are diversified, as defined in the 1940 Act.

SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) serves as investment adviser for each Portfolio. Massachusetts Financial Services Company (“MFS”) serves as the subadviser for the Telecom Utility Portfolio and Brandywine Global Investment Management, LLC (“Brandywine”, and together with MFS, the “Subadvisers” and each, a “Subadviser”) serves as the subadviser for Large Cap Value Portfolio.

The Board of Trustees, including the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Trustees”), has unanimously approved the Reorganization, on behalf of each of the Telecom Utility Portfolio and Large Cap Value Portfolio, as applicable. Subject to approval by the Telecom Utility Portfolio shareholders, the Reorganization provides for:

•

the transfer of all the assets of the Telecom Utility Portfolio to the Large Cap Value Portfolio in exchange for the assumption by the Large Cap Value Portfolio of all of the liabilities of the Telecom Utility Portfolio and Class 1, Class 2 and Class 3 shares of the Large Cap Value Portfolio having an aggregate net asset value equal to the value of the assets of the Telecom Utility Portfolio acquired by the Large Cap Value Portfolio reduced by the amount of such assumed liabilities;

•	the distribution of such Class 1, Class 2 and Class 3 shares of the Large Cap Value Portfolio to the Telecom Utility Portfolio’s shareholders; and

•	the termination of the Telecom Utility Portfolio as a series of the Trust.

If the proposed Reorganization is approved and completed, the Telecom Utility Portfolio’s shareholders would hold shares of the same class of the Large Cap Value Portfolio as they currently hold of the Telecom Utility Portfolio with an aggregate net asset value equal to the aggregate net asset value of Telecom Utility Portfolio shares owned immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganization

SunAmerica has been evaluating ways to optimize the fund line-up in its insurance product offerings, including by considering potential opportunities for consolidation of certain funds that have similar objectives and strategies. In proposing the Reorganization, SunAmerica has, among other things, considered the number of funds currently available in certain asset classes, along with the performance history, fee and expense structure, level of assets and future prospects for growth of the funds. SunAmerica is proposing the Reorganization in order to combine funds with similar investment programs and has concluded that the Reorganization would be in the best interests of the Portfolios.

SunAmerica believes that, with respect to the proposed Reorganization, the shareholders of each Portfolio will benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the Portfolios’ assets in the Reorganization, than by continuing to operate the Portfolios separately. SunAmerica further believes that it is in the best interests of the Telecom Utility Portfolio to combine its assets with a Portfolio with a larger asset base, a lower expense structure and better historical performance.

The Large Cap Value Portfolio, following completion of the Reorganization, may be referred to as the “Combined Portfolio” in this Combined Prospectus/Proxy Statement. It is anticipated that the gross and net operating expense ratios for the Combined Portfolio will be lower than the current total annual operating expense ratios for the Telecom Utility Portfolio. SunAmerica believes that continuing to operate the Telecom Utility Portfolio as currently constituted is not in the best interests of the Telecom Utility Portfolio.

In approving the Reorganization, the Board of Trustees, including the Independent Trustees, determined that participation in the Reorganization is in the best interests of the Telecom Utility Portfolio and that the interests of the Telecom Utility Portfolio’s shareholders will not be diluted as a result of the Reorganization. The Board of Trustees considered the Reorganization proposals at a meeting held on June 6, 2018 the entire Board of Trustees, including the Independent Trustees, unanimously approved the Reorganization. The approval determination was made on the basis of each Trustee’s judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

The factors considered by the Board of Trustees with regard to the Reorganization include, but are not limited to, the following:

•

The differences in the respective investment objectives of the Telecom Utility Portfolio and the Large Cap Value Portfolio. The fact that certain strategies of the Telecom Utility Portfolio and Large Cap Value Portfolio are compatible, while others are different. The Board of Trustees considered the principal differences in investment strategy between the Large Cap Value Portfolio and the Telecom Utility Portfolio. See “Summary—Investment Objectives and Principal Investment Strategies.”

•	The possibility that the Combined Portfolio is more likely to achieve further operating efficiencies and economies of scale from its larger net asset size compared to the Telecom Utility Portfolio.

•	The expectation that the Combined Portfolio will have total annual operating expenses (gross and net) below that of the Telecom Utility Portfolio.

•

Substantially all of the portfolio holdings of the Telecom Utility Portfolio would be sold before the Reorganization would be completed or would not continue to be held by the Large Cap Value Portfolio after completion of the Reorganization and would not adversely affect the Large Cap Value Portfolio.

•

The personnel of SunAmerica and the Subadviser who will manage the Combined Portfolio. The Trustees considered that SunAmerica will continue to serve as the investment adviser of the Combined Portfolio after the Reorganization, and the Subadviser of the Large Cap Value Portfolio will continue to serve as subadviser of the Combined Portfolio after the Reorganization. See “Comparison of the Portfolios—Management of the Portfolios.”

•

The relative performance histories of each Portfolio over different time periods compared with each other and the fact that the Large Cap Value Portfolio has had better historical performance compared with the Telecom Utility Portfolio. While not predictive of future results, the Board of Trustees also considered certain data with respect to the performance of each Portfolio as compared to the performance of its relevant peer group.

•	The relative size of the Telecom Utility Portfolio and the Large Cap Value Portfolio, and the diminished prospects for further growth and long-term viability of the Telecom Utility Portfolio.

•

The fact that it is currently anticipated that there will be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.

•

The fact that the aggregate net asset value of the shares that shareholders of the Telecom Utility Portfolio will receive in the Reorganization will equal the aggregate net asset value of the shares that shareholders of the Telecom Utility Portfolio own immediately prior to the Reorganization, and that shareholders of the Telecom Utility Portfolio will not be diluted as a result of the Reorganization.

•

The fact that SunAmerica or its affiliates will pay the expenses incurred in connection with the preparation of this Combined Prospectus/Proxy Statement, including all direct and indirect expenses and out-of-pocket costs other than any transaction costs relating to the sale of the Telecom Utility Portfolio’s portfolio securities prior to or after the Reorganization as described in the Reorganization Agreement. No shareholder or Contract Owner would incur any sales charge, commission, redemption fee or other transactional fee as a result of the change of investment resulting from the Reorganization.

If the Reorganization is not approved by shareholders of the Telecom Utility Portfolio, the Board of Trustees may consider other alternatives.

The Board of Trustees unanimously recommends that you vote “For” the Reorganization.

Investment Objectives and Principal Investment Strategies

Investment Objectives. The investment objective of the Large Cap Value Portfolio is growth of capital. The investment objective of the Telecom Utility Portfolio is total return. Total return is a measure of performance which combines all elements of return including income and growth or loss of capital. Each of the Telecom Utility Portfolio’s and the Large Cap Value Portfolio’s investment objective may be changed without shareholder approval. The Combined Portfolio will pursue the Large Cap Value Portfolio’s investment objective.

Principal Investment Strategies. The Large Cap Value Portfolio attempts to achieve its investment objective by, under normal circumstances, investing at least 80% of its net assets in equity securities of large capitalization companies. Large capitalization companies are those with market capitalizations similar to companies in the Russell 1000® Value Index. The Telecom Utility Portfolio attempts to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in securities of utility companies. The Telecom Utility Portfolio’s Subadviser considers a company to be utility company if, at the time of investment, it determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities. Utility companies may include companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and companies engaged in telecommunications, including telephone, cellular telephone, satellite, microwave, cable television, and other communications media (but not engaged in public broadcasting). The Telecom Utility Portfolio intends, under normal circumstances, to invest in both telecommunications companies and other utility companies. The Telecom Utility Portfolio invests primarily in equity securities (i.e., common stocks, preferred stocks, securities convertible into stocks, and depositary receipts), but also may invest in debt instruments (i.e., corporate bonds), including below investment grade instruments (commonly referred to as “high yield securities” or “junk bonds”), which are considered speculative. Also, the Telecom Utility Portfolio may invest in companies of any size.

Both Portfolios may invest in foreign securities, including emerging market securities. The Large Cap Value Portfolio holds securities of approximately 150-250 companies under normal market conditions. The Telecom Utility Portfolio may invest a large percentage of its assets in issuers of a single country, a small number of countries, or a particular graphic region. The Telecom Utility Portfolio may use derivatives, such as forward currency exchange contracts, futures, options and swaps, to increase or decrease currency exposure.

The Large Cap Value Portfolio’s Subadviser selects securities for the Portfolio that it believes are undervalued or out of favor based primarily on price-to-earnings ratios, price-to-book ratios, price momentum, and share change and quality. The Subadviser’s investment process begins by screening for low valuation companies based on their price-to-earnings or price-to-book ratios, and using quantitative analysis to eliminate equity securities that have poor price momentum and high relative share issuance. The Subadviser then performs a fundamental analysis on the remaining equity securities to identify and eliminate those securities that it believes will have difficulty outperforming the Russell 1000® Value Index. The Subadviser may consider other factors in its selection process.

The Telecom Utility Portfolio’s Subadviser uses a bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and/or instruments in light of the issuer’s financial condition and market, economic, political, and regulatory conditions. Factors considered for equity securities may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the valuation, price and earnings momentum, earnings quality, and other factors of the issuer of an equity security or the structure of a debt instrument may also be considered.

Short-term investments are a non-principal investment of each Portfolio. The Telecom Utility Portfolio may also invest in real estate investment trusts (“REITs”), hybrid instruments and over-the-counter securities on a non-principal basis. The Large Cap Value Portfolio may also invest in small- and mid-cap stocks and U.S. government securities on a non-principal basis.

Each Portfolio’s principal investment strategies may be changed without shareholder approval.

The Combined Portfolio’s principal investment strategies will be those of the Large Cap Value Portfolio.

Comparison. One principal difference between the Portfolios is that the Large Cap Value Portfolio invests, under normal circumstances, at least 80% of its net assets in equity securities of large capitalization companies, while the Telecom Utility Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of utility companies. As of January 31, 2018, 11.695% of the Large Cap Value Portfolio’s assets were invested in securities of utility companies. In addition, while the Telecom Utility Portfolio primarily invests in equity securities, it may also invest in debt instruments and may invest in companies of any size. The Large Cap Value Portfolio may invest in U.S. government securities and small- and mid-cap stocks on a non-principal basis. Another principal difference is that the Large Cap Value Portfolio typically holds securities of 150-250 companies under normal market conditions, while the Telecom Utility Portfolio does not have a principal investment strategy with respect to its number of holdings and may invest a large percentage of its assets in issuers of a single country, a small number of countries, or a particular graphic region.

While the Telecom Utility Portfolio and the Large Cap Value Portfolio have certain differences in strategies, the Portfolios utilize certain compatible investment strategies to achieve their respective investment objectives.

For a discussion of the principal and other investment risks associated with an investment in the Large Cap Value Portfolio and, therefore, the Combined Portfolio, please see “Comparison of the Portfolios—Principal and Other Investment Risks” below.

SunAmerica anticipates that it will likely dispose of a substantial portion (approximately 98%) of the Telecom Utility Portfolio’s holdings before the closing of the Reorganization. The extent of these anticipated sales is primarily due to the differences in the principal investment strategies employed by the two Portfolios. SunAmerica anticipates estimated transaction costs of approximately $36,548 ($0.013 per share) will be incurred associated with restructuring the portfolio holdings of the Telecom Utility Portfolio in connection with the Reorganization, all of which will be borne by the Telecom Utility Portfolio.

Some of the similarities and differences of the principal and other significant investment and strategies of the Portfolios are described in the chart below.

Telecom Utility Portfolio	Large Cap Value Portfolio

◾     Under normal circumstances, invests at least 80% of net assets in securities of utility companies.

◾     The Portfolio primarily invests in equity securities, but may also invest in debt instruments, including below investment grade debt instruments.

◾     The Portfolio may invest in companies of any size.

◾     Under normal circumstances, invests at least 80% of net assets in equity securities of large capitalization companies.

◾     Debt instruments are not a principal investment of the Portfolio. The Portfolio may invest in U.S. government securities on a non-principal basis.

◾     The Portfolio may invest in small- and mid-cap stocks on a non-principal basis.

◾ The Portfolio is diversified.	◾ The Portfolio is diversified.
◾ The Portfolio may invest in foreign securities, including emerging market securities, either directly or through depositary receipts.	◾ The Portfolio may invest in foreign securities, including emerging market securities, either directly or through depositary receipts.

◾     The Portfolio does not have a principal strategy with respect to its number of holdings. The Portfolio may invest a large percentage of its assets in issuers of a single country, a small number of countries, or a particular graphic region.

◾ The Portfolio holds equity securities of approximately 150-250 companies under normal market conditions.
◾ The Portfolio may use derivatives to increase or decrease currency exposure.	◾ Derivatives are not a principal or significant investment for the Portfolio.
◾ The Portfolio’s subadviser uses a bottom-up investment approach to buying and selling investments.

◾     The Portfolio’s subadviser selects securities for the Portfolio that it believes are undervalued or out of favor based primarily on price-to-earnings ratios, price-to-book ratios, price momentum, and share change and quality.

◾ The Portfolio may invest in “REITs, hybrid instruments and over-the-counter securities on a non-principal basis, and may make short-term investments.	◾ The Portfolio may make short-term investments.

Additional Information About the Large Cap Value Portfolio’s Investment Strategies. From time to time, the Large Cap Value Portfolio may take a temporary defensive position that is inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on the Large Cap Value Portfolio’s investments in money market securities for temporary defensive purposes. If the Large Cap Value Portfolio takes such a temporary defensive position, it may not achieve its investment objective.

In addition to the securities and techniques described herein, there are other securities and investment techniques in which the Large Cap Value Portfolio may invest in limited instances, which are not described in this Combined Prospectus/Proxy Statement. These securities and investment practices are listed in the Trust SAI.

Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in the Large Cap Value Portfolio through one of the Variable Contracts. Percentage limitations may be calculated based on the Portfolio’s total or net assets. “Total assets” means net assets plus liabilities (e.g., borrowings). If not specified as net assets, the percentage is calculated based on total assets.

The principal investment objective and strategies for the Large Cap Value Portfolio are non-fundamental and may be changed by the Board of Trustees without shareholder approval. Shareholders will be given at least 60 days written notice in advance of any change to the Large Cap Value Portfolio’s investment goal or to its investment strategy that requires 80% of its net assets to be invested in certain securities.

Below is additional information about the Large Cap Value Portfolio’s principal and non-principal investments identified above.

Capital appreciation/growth is an increase in the market value of securities held.

Defensive investments include high-quality, fixed income securities, repurchase agreements and other money market instruments. The Large Cap Value Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When the Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, the Portfolio may not achieve its investment goal.

Depositary receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRS are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. EDRs (issued in Europe) and GDRs (issued throughout the world) each evidence a similar ownership arrangement. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

An “emerging market” country is any country that is included in the MSCI Emerging Markets Index. See definition of “Foreign securities” for additional information.

Equity securities. Equity securities such as common stocks, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as convertible bonds, convertible preferred stock, rights and warrants, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

•	Convertible securities are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

•	Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

•	Warrants are rights to buy common stock of a company at a specified price during the life of the warrant.

Foreign securities are issued by (i) foreign governments or their agencies and instrumentalities, and (ii) companies whose principal securities trading markets are outside the U.S., that derive a significant share of their total revenue or profits from either goods or services produced or sales made in markets outside the U.S., that have a significant portion of their assets outside the U.S., that are linked to non-U.S. dollar currencies or that are organized under the laws of, or with principal offices in, another country. Foreign securities include, but are not limited to, foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies, ADRs or other similar securities that represent interests in foreign equity securities, such as EDRs and GDRs. The Large Cap Value Portfolio’s investments in foreign securities may also include securities from emerging market issuers. An emerging market country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by SunAmerica or subadviser.

Fundamental analysis is a method of evaluating a security or company by attempting to measure its intrinsic value by examining related economic, financial and other qualitative and quantitative factors.

Market capitalization ranges. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding common stock (or similar securities) of the company at the time of purchase. The market capitalization of the companies in the Large Cap Value Portfolio and the indices described below change over time. The Large Cap Value Portfolio will not automatically sell or cease to purchase stock of a company that it already owns just because the company’s market capitalization grows or falls outside this range. Except as noted above:

•

Large-Cap companies will include companies whose market capitalizations are equal to or greater than the market capitalization of the smallest company in the Russell 1000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 1000® Index on May 11, 2018, the market capitalization range of the companies in the Russell 1000® Index was approximately $2.5 billion to $926.9 billion.

•

Mid-Cap companies will include companies whose market capitalizations range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell Midcap® Index on May 11, 2018, the market capitalization range of the companies in the Russell Midcap® Index was $2.5 billion to $34.7 billion.

•

Small-Cap companies will include companies whose market capitalizations are equal to or less than the market capitalization of the largest company in the Russell 2000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 2000® Index on May 11, 2018, the market capitalization range of the companies in the Russell 2000® Index was $159.2 million to $2.1 billion.

“Net assets” when takes into account borrowings for investment purposes.

Quantitative analysis is an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy. Quantitative analysis may look at traditional indicators such as price-to-book value, price-to-earnings ratios, cash flow, dividends, dividend yields, earnings, earning yield, among others.

Short-term investments. Short-term investments include money market securities, such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

A “Value” philosophy is a strategy of investing in securities that are believed to be undervalued in the market. It often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.

U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are generally considered to be of high credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they are expected to be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

Fees and Expenses

If the Reorganization is approved and completed, holders of Telecom Utility Portfolio Class 1, Class 2 and Class 3 shares will receive Large Cap Value Portfolio Class 1, Class 2 and Class 3 shares.

Fee Tables as of January 31, 2018 (unaudited)

The fee tables below provide information about the fees and expenses attributable to each class of shares of the Portfolios, assuming the Reorganization had taken place on January 31, 2018 and the estimated pro forma fees and expenses attributable to each class of shares of the Pro Forma Combined Portfolio. Future fees and expenses may be greater or less than those indicated below. Each Portfolio’s annual operating expenses do not reflect the separate account fees charged in the Variable Contracts in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Fee Table of the Telecom Utility Portfolio and the Large Cap Value Portfolio and the Pro Forma Combined Portfolio

(as of January 31, 2018 (unaudited))

	Actual			Actual
	Telecom Utility Portfolio (target portfolio)	Large Cap Value Portfolio (acquiring portfolio)	Pro Forma Combined Portfolio	Telecom Utility Portfolio (target portfolio)	Large Cap Value Portfolio (acquiring portfolio)	Pro Forma Combined Portfolio
	Class 1	Class 1	Class 1	Class 2	Class 2	Class 2
Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets):
Management Fee	0.75%	0.72%	0.72%	0.75%	0.72%	0.72%
Service (12b-1) Fees	None	None	None	0.15%	0.15%	0.15%
Other Expenses	0.22%	0.03%	0.03%	0.22%	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.97%	0.75%	0.75%	1.12%	0.90%	0.90%
Fee Waivers and/or Expense Reimbursements(1)	None	-0.05%	-0.05%	None	-0.05%	-0.05%
Total Annual Portfolio Operating Expenses after Fee Waivers and/or Expense Reimbursements(1)	0.97%	0.70%	0.70%	1.12%	0.85%	0.85%

	Actual
	Telecom Utility Portfolio (target portfolio)	Large Cap Value Portfolio (acquiring portfolio)	Pro Forma Combined Portfolio
	Class 3	Class 3	Class 3
Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets):
Management Fee	0.75%	0.72%	0.72%
Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.22%	0.03%	0.03%
Total Annual Portfolio Operating Expenses	1.22%	1.00%	1.00%
Fee Waivers and/or Expense Reimbursements(1)	None	-0.05%	-0.05%
Total Annual Portfolio Operating Expenses after Fee Waivers and/or Expense Reimbursements(1)	1.22%	0.95%	0.95%

(1) Pursuant to an Advisory Fee Waiver Agreement, effective through August 31, 2019, SunAmerica is contractually obligated to waive its advisory fee with respect to the Large Cap Value Portfolio so that the advisory fee payable by the Large Cap Value Portfolio to SunAmerica equals 0.67% of average daily net assets. This agreement will continue in effect indefinitely, unless terminated by the Board of Trustees, including a majority of the Independent Trustees.

EXAMPLE:

This Examples is intended to help you compare the cost of investing in the relevant Portfolio with the cost of investing in other mutual funds. This Example assumes that an investor invests $10,000 in the relevant Portfolio for the time periods indicated and then redeems all of its shares at the end of those periods. The Example also assumes that the investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and that all contractual expense limitations and fee waivers remain in effect only for the period ended April 30, 2019. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. Although actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, an investor’s costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1
Telecom Utility Portfolio	$99	$309	$536	$1,190
Large Cap Value Portfolio	$72	$235	$412	$926
Pro Forma Combined Portfolio	$72	$235	$412	$926
Class 2
Telecom Utility Portfolio	$114	$356	$617	$1,363
Large Cap Value Portfolio	$87	$282	$494	$1,103
Pro Forma Combined Portfolio	$87	$282	$494	$1,103
Class 3
Telecom Utility Portfolio	$124	$387	$670	$1,477
Large Cap Value Portfolio	$97	$313	$548	$1,220
Pro Forma Combined Portfolio	$97	$313	$548	$1,220

Principal Investment Risks

The Portfolios are subject to certain similar principal investment risks associated with an investment in the relevant Portfolio. The principal risks of each Portfolio (including certain corresponding non-principal risks in the other Portfolio) are set out in the table below. For more information on these risks, see “Comparison of the Portfolios—Risks of the Portfolios.”

	Telecom Utility Portfolio	Large Cap Value Portfolio
Principal Risks	◾ Affiliated Fund Rebalancing Risk	◾ Affiliated Fund Rebalancing Risk
	◾ Equity Securities Risk	◾ Equity Securities Risk
	◾ Issuer Risk	◾ Issuer Risk
	◾ Large-Cap Companies Risk	◾ Large-Cap Companies Risk
	◾ Foreign Investment Risk	◾ Foreign Investment Risk
	◾ Emerging Markets Risk	◾ Emerging Markets Risk
	◾ Management Risk	◾ Management Risk
	◾ Market Risk	◾ Market Risk
	◾ Active Trading Risk (non-principal risk) ◾ Small- and Mid-Cap Companies Risk ◾ Utility and Telecommunications Industry Risk	◾ Active Trading Risk ◾ Small- and Medium-Sized Company Risk (non-principal risk) ◾ Value Investing Risk
◾ Currency Volatility Risk
◾ Convertible Securities Risk
◾ Preferred Stock Risk
◾ Depositary Receipts Risk
◾ Risk of Investing in Bonds
◾ Risk of Investing in Junk Bonds
◾ Counterparty Risk
◾ Country, Sector or Industry Focus Risk
◾ Credit Risk
◾ Credit Quality Risk
◾ Interest Rate Fluctuations Risk
◾ Derivatives Risk
◾ Forward Currency Contracts Risk
◾ Hedging Risk
◾ Model Risk

You will find additional descriptions of specific risks in the prospectus and statement of additional information for the Portfolios.

As with any mutual fund, there can be no assurance that each Portfolio’s investment objective will be met or that the net return on an investment in the Portfolio will exceed what could have been obtains through other investment or savings vehicles. Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of your Portfolio goes down, you could lose money.

Federal Tax Consequences

The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, none of the Telecom Utility Portfolio, the Large Cap Value Portfolio, or their respective Life Company Holders, will recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization except for any gain or loss that may be required to be recognized as a result of the closing of the tax year of the Telecom Utility Portfolio or upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Internal Revenue Code of 1986, as amended (“Code”). As a condition to the closing of the Reorganization, the Trust, on behalf of the Large Cap Value Portfolio, and the Trust, on behalf of the Telecom Utility Portfolio, will receive an opinion from Willkie Farr & Gallagher LLP to that effect. An opinion of counsel is not binding on the Internal Revenue Service (“IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganizations.”

Purchase, Redemption and Valuation of Shares

Procedures for the purchase, redemption and valuation of shares of the Telecom Utility Portfolio and the Large Cap Value Portfolio are identical.

COMPARISON OF THE PORTFOLIOS

Principal and Non-Principal Investment Risks

Both Portfolios are subject to certain similar principal investment risks associated with an investment in the relevant Portfolio. The principal risks of each Portfolio (including certain corresponding non-principal risk in the other Portfolio) are set out in the table below.

	Telecom Utility Portfolio	Large Cap Value Portfolio
Principal Risks

◾   Affiliated Fund Rebalancing Risk

◾   Equity Securities Risk

◾   Issuer Risk

◾   Large-Cap Companies Risk

◾   Foreign Investment Risk

◾   Emerging Markets Risk

◾   Management Risk

◾   Market Risk

◾   Utility and Telecommunications Industry Risk

◾   Currency Volatility Risk

◾   Convertible Securities Risk

◾   Preferred Stock Risk

◾   Depositary Receipts Risk

◾   Risk of Investing in Bonds

◾   Risk of Investing in Junk Bonds

◾   Counterparty Risk

◾   Country, Sector or Industry Focus Risk

◾   Credit Risk

◾   Credit Quality Risk

◾   Interest Rate Fluctuations Risk

◾   Derivatives Risk

◾   Forward Currency Contracts Risk

◾   Hedging Risk

◾   Model Risk

◾   Small- and Mid-Cap Companies Risk

◾   Affiliated Fund Rebalancing Risk

◾   Equity Securities Risk

◾   Issuer Risk

◾   Large-Cap Companies Risk

◾   Foreign Investment Risk

◾   Emerging Markets Risk

◾   Management Risk

◾   Market Risk

◾   Active Trading Risk

◾   Value Investing Risk

Non-Principal Risks	◾ Active Trading Risk ◾ Leverage Risk ◾ OTC Risk ◾ Prepayment and Extension Risk ◾ Real Estate Industry Risk	◾ Small- and Medium-Sized Company Risk ◾ U.S. Government Obligations Risk ◾ Headline Risk

The following discussion describes the principal risks that may affect the Large Cap Value Portfolio and, therefore, the Combined Portfolio. You will find additional descriptions of specific risks in the Large Cap Value Summary Prospectus.

As with any mutual fund, there can be no assurance that the Large Cap Value Portfolio’s investment objective will be met or that the net return on an investment in the Large Cap Value Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Large Cap Value Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Large Cap Value Portfolio goes down, you could lose money.

The following are the principal investment risks associated with the Large Cap Value Portfolio and, therefore, also with the Combined Portfolio:

Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.

Value Investing Risk. The Subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.

Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.

Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.

Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the Subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.

Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect your performance.

Fundamental Investment Restrictions

The Telecom Utility Portfolio and the Large Cap Value Portfolio have identical fundamental investment restrictions except that the Large Cap Value Portfolio may not, except as permitted by exemptive or other relief from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry, and the Telecom Utility Portfolio may not purchase or sell the securities of any issuer, if, as a result of such purchase or sale, less than 25% of the assets of the Portfolio would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the Portfolio. If the shareholders of the Telecom Utility Portfolio approve the Reorganization, SunAmerica will manage the Combined Portfolio pursuant to the investment restrictions of the Large Cap Value Portfolio, and the Combined Portfolio will not concentrate its investments in any one industry. The complete list of the fundamental investment restrictions of the Telecom Utility Portfolio and the Large Cap Value Portfolio is set out in Appendix A.

Performance Information

The following bar charts and tables illustrate the risks of investing in each Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of a broad-based securities index (and, in the case of the Telecom Utility Portfolio, the S&P Telecommunication Services Index and the S&P Utility Index against which the Portfolio measures performance). Fees and expenses incurred at the contract level are not reflected in the bar charts or tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Calendar Year Total Returns, as of 12/31 each year for

Class 1 Shares of the Telecom Utility Portfolio

During the 10-year period shown in the bar chart, the highest return for a quarter was 20.11% (quarter ended June 30, 2009) and the lowest return for a quarter was -23.98% (quarter ended September 30, 2008). The year-to-date calendar return as of June 30, 2018 was 2.31%.

Average Annual Total Returns (For the periods ended December 31, 2017)

	1 Year	5 Years	10 Years
Class 1 Shares	15.02%	8.57%	5.50%
Class 2 Shares	14.79%	8.41%	5.34%
Class 3 Shares	14.78%	8.32%	5.24%
S&P 500® Index[1]	21.83%	15.79%	8.50%
S&P Telecommunication Services Index[2]	-1.18%	7.65%	5.06%
S&P Utility Index[3]	12.07%	12.60%	6.31%

1	The S&P 500® Index tracks the common stock performance of 500 large-capitalization companies publicly traded in the United States.

2

The S&P Telecommunication Services Index (formerly, the S&P Communications Service Index) is comprised of the companies listed in the telecommunications sectors of the S&P 400®, 500®, and 600® Indices.

3	The S&P Utility Index is presently comprised of 40 stocks from the electric and natural gas industries.

Calendar Year Total Returns, as of 12/31 each year for

Class 1 Shares of the Large Cap Value Portfolio

During the 10-year period shown in the bar chart, the highest return for a quarter was 21.38% (quarter ended June 30, 2009) and the lowest return for a quarter was -24.73% (quarter ended December 31, 2008). The year-to-date calendar return as of June 30, 2018 was -1.77%.

Average Annual Total Returns (For the periods ended December 31, 2017)

	1 Year	5 Years	10 Years
Class 1 Shares	20.60%	14.84%	7.16%
Class 2 Shares	20.35%	14.66%	7.00%
Class 3 Shares	20.25%	14.55%	6.89%
Russell 1000® Value Index[1]	13.66%	14.04%	7.10%

1 The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Because the Combined Portfolio will most closely resemble the Large Cap Value Portfolio, the Large Cap Value Portfolio will be the accounting survivor of the Reorganization. The Combined Portfolio will also maintain the performance history of the Large Cap Value Portfolio at the closing of the Reorganization.

Management of the Portfolios

SunAmerica, located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311, serves as the investment adviser to the each Portfolio. SunAmerica selects the Subadvisers for each Portfolio, provides various administrative services and supervises the daily business affairs of the Portfolio. SunAmerica is a limited liability company organized under the laws of Delaware, and managed, advised or administered assets in excess of $95.1 billion as of January 31, 2018. SunAmerica is a wholly-owned subsidiary of American General Life Insurance Company.

SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Trust with unaffiliated subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board of Trustees but without shareholder approval, to employ new unaffiliated subadvisers for new or existing portfolios, change the terms of particular agreements with unaffiliated subadvisers or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any subadviser changes. Affiliated subadvisers selected and approved by the Board of Trustees are subject to shareholder approval.

Shareholders of a Portfolio have the right to terminate an agreement with a subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

MFS serves as the Subadviser for the Telecom Utility Portfolio. MFS is America’s oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is located at 111 Huntington Avenue, Boston, MA 02199. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., (a diversified financial services company). Net assets under the management of the MFS organization were approximately $510 billion as of January 31, 2018. MFS is a registered trademark of Massachusetts Financial Services Company.

The Telecom Utility Portfolio is managed by Maura A. Shaughnessy, Claud P. Davis and Scott Walker. Ms. Shaughnessy has been employed in the investment area of MFS since 1991. Mr. Davis has been employed in the investment area of MFS since 1994. Mr. Walker has been employed in the investment area of MFS since 2008.

Brandywine serves as the Subadviser for Large Cap Value Portfolio. Brandywine is located at 2929 Arch Street, Philadelphia, Pennsylvania 19104. Brandywine acts as adviser or subadviser primarily to individuals, public funds, corporations, pension and profit sharing plans, Taft-Hartley Plans, endowments and foundations, as well as to other investment company portfolios. As of January 31, 2018, Brandywine’s total assets under management were approximately $78.6 billion. Brandywine is a wholly-owned subsidiary of Legg Mason, Inc.

The Large Cap Value Portfolio is managed by Henry F. Otto, Steven M. Tonkovich and Joseph J. Kirby. Mr. Otto, Managing Director and Portfolio Manager, joined Brandywine in 1988. Prior to joining the firm,

Mr. Otto was with Dimensional Fund Advisors, Inc., where he managed and traded small cap portfolios and developed computer systems to structure portfolios and analyze performance. Mr. Otto is a member of the firm’s executive board. Mr. Tonkovich, Managing Director and Portfolio Manager, joined Brandywine in 1989. Prior to joining the firm, Mr. Tonkovich was with the Wharton School of the University of Pennsylvania as a research analyst in the Finance Department and the Moore School of Electrical Engineering of the University of Pennsylvania as a research assistant. He is also a member of the firm’s executive board. Mr. Kirby, Portfolio Manager, joined Brandywine in 1994. Prior to joining the firm, Mr. Kirby was with CoreStates Financial Corporation as an auditor.

The Trust SAI provides additional information about the compensation of each Portfolio’s portfolio managers, other accounts managed by such managers and such managers’ ownership of securities in the Telecom Utility Portfolio and other funds managed by SunAmerica.

As discussed below under “Investment Advisory and Management Agreement,” following the Reorganization, SunAmerica will continue to serve as the investment adviser of the Combined Portfolio and Brandywine will continue to serve as Subadviser to the Combined Portfolio. It is anticipated that Henry F. Otto, Steven M. Tonkovich and Joseph J. Kirby will be the portfolio managers of the Combined Portfolio following the Reorganization.

The exemptive order discussed above will continue to apply to the Combined Portfolio following the completion of the Reorganization. As a result, shareholder approval would not be required to employ an unaffiliated subadviser for the Combined Portfolio, change the terms of particular agreements with unaffiliated subadvisers or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement.

Investment Advisory and Management Agreement

Pursuant to the Trust’s Investment Advisory and Management Agreement with SunAmerica (the “Management Agreement”), each Portfolio pays SunAmerica an advisory fee. As compensation for its services, SunAmerica receives from the Trust a fee, accrued daily and payable monthly, based on the average daily net asset value of each Portfolio at the following annual rates listed below:

Portfolio	Average daily net asset value	Advisory Fee Rate
Telecom Utility Portfolio	First $150 million	0.75%
	Next $350 million	0.60%
	Over $500 million	0.50%
Large Cap Value Portfolio	First $100 million	0.80%
	Next $400 million	0.75%
	Over $500 million	0.70%

The advisory fee rate of the Large Cap Value Portfolio is higher at most asset levels than the advisory fee rate of the Telecom Utility Portfolio. However, due to the size of the Large Cap Value Portfolio, its advisory fee rate has hit its breakpoints whereas the Telecom Utility Portfolio’s advisory fee rate has not hit any of its breakpoints. As a result, following the Reorganization, Telecom Utility Portfolio shareholders will be subject to lower annualized management fees. The potential exists, however, that following the Reorganization, Telecom Utility Portfolio shareholders may from time to time pay an advisory fee at a higher annual rate than they currently pay. In addition, pursuant to an Advisory Fee Waiver Agreement, effective through August 31, 2019, SunAmerica is contractually obligated to waive its advisory fee with respect to the Large Cap Value Portfolio so that the advisory fee payable by the Large Cap Value Portfolio to SunAmerica equals 0.67% of average daily net assets. For the fiscal year ended January 31, 2018, each Portfolio paid SunAmerica a fee, before any advisory fee waivers, equal to the following percentage of average daily net assets:

Portfolio	Fee
Telecom Utility Portfolio	0.75%
Large Cap Value Portfolio	0.72%

It is expected that the advisory fee rate to be charged to the Combined Portfolio, before any advisory fee waivers, will remain at an effective rate of 0.72% of the Combined Portfolio’s average daily net assets, based on asset levels of the Portfolios as of January 31, 2018.

The Portfolios are party to the same Management Agreement, and the services provided to each Portfolio are identical.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement is available in the Trust’s Annual Report to shareholders for the period ended January 31, 2018.

If the shareholders of the Telecom Utility Portfolio approve the Reorganization, the Combined Portfolio will be managed by SunAmerica pursuant to the Management Agreement with respect to the Large Cap Value Portfolio, as described above. As discussed above, the services provided to each Portfolio under the Management Agreement are identical.

Service Providers

State Street Bank and Trust Company, located at One Lincoln Street, Boston, Massachusetts 02111, serves as the Trust’s custodian, maintains the portfolio securities held by the Trust, administers the purchase and sale of portfolio securities and performs certain other duties. VALIC Retirement Services Company, 2929 Allen Parkway, Houston, Texas 77019, is the Trust’s transfer and dividend disbursing agent. PricewaterhouseCoopers LLP (“PwC”), located at 1000 Louisiana Street, Suite 5800, Houston, Texas 77002, is the Trust’s independent registered public accounting firm. PwC performs an annual audit of the Trust’s financial statements and provides tax advisory services and tax return preparation. The firm of Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, New York 10019, serves as legal counsel to each Portfolio.

Each Portfolio currently uses the same service providers and it is anticipated that the Combined Portfolio will continue to use such service providers.

Distribution and Service Fees

Class 2 and Class 3 shares of each Portfolio are subject to a Rule 12b-1 plan (each, a “Plan” and together, the “Plans”) that provides for service fees payable at the annual rate of up to 0.15% and 0.25%, respectively, of the average daily net assets of such class of shares. There is no 12b-1 Plan in effect for Class 1 shares. The service fees will be used to compensate the Life Companies for costs associated with servicing such class of shares, including the cost of reimbursing the Life Companies for expenditures made to financial intermediaries for providing services to contract holders of the Variable Contracts who are the indirect beneficial owners of the Portfolios’ Class 2 or Class 3 shares. Because these service fees are paid out of each Portfolio’s Class 2 or Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Continuance of the Plans with respect to each Portfolio is subject to annual approval by vote of the Independent Trustees. A Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of a Portfolio, without approval of the shareholders of the affected class of shares of the Portfolio. In addition, all material amendments to the Plans must be approved by the Trustees in the manner described above. A Plan may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Portfolio. So long as the Plans are in effect, the election and nomination of the Independent Trustees of the Trust shall be committed to the discretion of the Independent Trustees. In the Trustees’ quarterly review of the Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Plans. In their consideration of the Plans with respect to a Portfolio, the Trustees must consider all factors they deem relevant, including information as to the benefits for the Portfolio for the shareholders of the relevant class of the Portfolio.

Following the Reorganizations, the Combined Portfolio will continue to be subject to the Plans, as described above, for its share classes. The Plans are identical for each share class of each Portfolio.

Dividend Policies and Taxes

Distributions. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends. Distributions from net investment income and net realized gains, if any, are paid annually.

Distribution Reinvestments. The dividends and distributions, if any, will be reinvested automatically in additional shares of the same Portfolio on which they were paid. The per share dividends on Class 2 and Class 3 shares will generally be lower than the per share dividends on Class 1 shares of the same Portfolio as a result of the fact that Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not.

Taxability of a Portfolio. Each Portfolio intends to qualify as a “regulated investment company” under the Code. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to U.S. federal income tax on the earnings that it distributes to its shareholders.

The Portfolios that receive dividend income from U.S. sources will annually report certain amounts of their dividends paid as eligible for the dividends-received deduction, and the Portfolios incurring foreign taxes will elect to pass-through allowable foreign tax credits. These reports and elections will benefit the Life Companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolios. The benefits to the Life Companies will not be passed to you or the Portfolios.

Each Portfolio further intends to meet certain additional diversification and investor control requirements that apply to regulated investment companies that underlie Variable Contracts. If a Portfolio were to fail to qualify as a regulated investment company or were to fail to comply with the additional diversification or investor control requirements, Variable Contracts invested in the Portfolio may not be treated as annuity, endowment, or life insurance contracts for U.S. federal income tax purposes, and income and gains earned inside the Variable Contracts would be taxed currently to policyholders and would remain taxable in future years, even if the Portfolio were to become adequately diversified and otherwise compliant in the future.

Purchase, Redemption and Valuation of Shares

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under Variable Contracts offered by the Life Companies. All shares of the Trust are owned by Separate Accounts of the Life Companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the Life Companies. The Trust offers three classes of shares: Class 1, Class 2 and Class 3 shares. Certain classes of shares are offered only to existing Contract Owners and are not available to new investors. In addition, not all portfolios of the Trust are available to all Contract Owners.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Combined Prospectus/Proxy Statement, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the portfolios of the Trust available to you in the prospectus that offers the Variable Contracts.

The Trust does not foresee a disadvantage to Contract Owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various Life Companies. Nevertheless, the Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

Valuation of shares. The net asset value per share (“NAV”) for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class’s outstanding shares.

Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE for the day, unless, in accordance with pricing procedures approved by the Board of Trustees, the market quotations are determined to be unreliable.

Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures periodically approved and revised by the Board of Trustees. There is no single standard for making fair value determinations, which may result in the use of prices that vary from those used by other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. Investments in registered investment companies that do not trade on an exchange are valued at the end of the day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. The prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effect of using fair value pricing.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation or if there is no sale on the day of valuation, at the last reported bid price. If a security’s price is available from more than one exchange, a Portfolio will use the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the securities. This determination will be based on a review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Trustees to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE.

A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities and foreign equity index futures contracts, the Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Because Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not, the NAV of the Class 2 or Class 3 shares will generally be lower than the NAV of the Class 1 shares of each Portfolio.

Certain of the portfolios of the Trust may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these portfolios’ securities may change on days when the Trust is not open for purchases or redemptions.

Buy and sell prices. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, Class 2 and Class 3 shares are subject to service fees pursuant to a Rule 12b-1 plan.

Execution of requests. The Trust is open on those days when the NYSE is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received and is in good order by the Trust, or the insurance company as its authorized agent, before the Trust’s close of business (generally 4:00 p.m., Eastern time), the order will receive that day’s closing price. If the order is received after that time, it will receive the next business day’s closing price.

Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment for more than seven days in the following unusual circumstances:

•	during any period in which the NYSE is closed other than customary weekend and holiday closings or during any period in which trading on the NYSE is deemed to be restricted;

•

during any period in which an emergency exists, as a result of which (i) it is not reasonably practicable for the Portfolio to dispose of securities owned by it or (ii) it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets; or

•	during such other periods as the SEC may by order permit to protect Portfolio shareholders.

The SEC will determine the conditions under which trading shall be deemed to be restricted and the conditions under which an emergency shall be deemed to exist.

Frequent Purchases and Redemptions of Shares

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios.

The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of the Portfolios’ performance or their participants. Market timing can disrupt the ability of SunAmerica or a subadviser to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of a Portfolio. In addition, market timing may increase a Portfolio’s expenses through increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since certain portfolios of the Trust invest significantly in foreign securities and/or high yield fixed income securities (“junk bonds”), they may be particularly vulnerable to market timing.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a portfolio’s international portfolio securities trade and the time as of which the portfolio’s NAV is calculated. Market timing in portfolios investing significantly in junk bonds may occur if market prices are not readily available for a portfolio’s junk bond holdings. Market timers may purchase shares of a portfolio based on events occurring after foreign market closing prices are established but before calculation of the portfolio’s NAV, or if they believe market prices for junk bonds are not accurately reflected by a portfolio. One of the objectives of the Trust’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “Valuation of Shares” above).

Shares of the Portfolios are generally held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in Separate Accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board of Trustees’ policy is that the Portfolios must rely on the Separate Accounts to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures.

The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity’s market timing policies and procedures.

There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, you may be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company Separate Accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of a Portfolio. Such rejections or refusals will be applied uniformly without exception.

Any restrictions or limitations imposed by the Separate Accounts may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company’s market timing policies and procedures, including any restrictions or limitations that the Separate Accounts may impose with respect to trades made through a Variable Contract. Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

Payments in Connection with Distribution

Certain Life Companies affiliated with SunAmerica receive revenue sharing payments from SunAmerica and certain subadvisers in connection with certain administrative, marketing and other servicing activities, including payments to help offset costs for marketing activities and training to support sales of the Portfolios, as well as occasional gifts, entertainment or other compensation as incentives. Payments may be derived from 12b-1 (service) fees that are deducted directly from the assets of the Portfolios or from investment management fees received by SunAmerica or the subadvisers.

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables for the Large Cap Value Portfolio are intended to help you understand the Large Cap Value Portfolio’s financial performance for the past 5 years. Certain information reflects financial results for a single Large Cap Value Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in the Large Cap Value Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Large Cap Value Portfolio’s financial statements, is included in the Trust’s Annual Report to shareholders, which is available upon request.

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000s)	Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover

SA Legg Mason BW Large Cap Value Portfolio — Class 1
01/31/14	$24.47	$0.18	$4.78	$4.96	$(0.33)	$(1.63)	$(1.96)	$27.47	20.63%	$638,286	0.76	%(1)	0.67	%(1)	13%
01/31/15	27.47	0.14	1.83	1.97	(0.19)	(2.68)	(2.87)	26.57	7.52	688,896	0.75	(1)	0.49	(1)	28
01/31/16	26.57	0.26	(0.41)	(0.15)	(0.14)	(4.41)	(4.55)	21.87	(1.55)	666,660	0.74	(1)(2)	0.98	(1)(2)	126
01/31/17	21.87	0.40	4.05	4.45	(0.22)	(6.26)	(6.48)	19.84	23.05	899,493	0.70	(1)(2)	1.89	(1)(2)	51
01/31/18	19.84	0.36	4.62	4.98	(0.40)	(0.77)	(1.17)	23.65	25.65	977,480	0.70	(1)(2)	1.66	(1)(2)	47

SA Legg Mason BW Large Cap Value Portfolio — Class 2
01/31/14	24.45	0.14	4.77	4.91	(0.29)	(1.63)	(1.92)	27.44	20.41	68,823	0.91	(1)	0.51	(1)	13
01/31/15	27.44	0.10	1.83	1.93	(0.14)	(2.68)	(2.82)	26.55	7.38	61,129	0.90	(1)	0.35	(1)	28
01/31/16	26.55	0.22	(0.40)	(0.18)	(0.10)	(4.41)	(4.51)	21.86	(1.69)	51,134	0.89	(1)(2)	0.82	(1)(2)	126
01/31/17	21.86	0.38	4.04	4.42	(0.18)	(6.26)	(6.44)	19.84	22.87	51,509	0.85	(1)(2)	1.78	(1)(2)	51
01/31/18	19.84	0.32	4.62	4.94	(0.36)	(0.77)	(1.13)	23.65	25.46	53,260	0.85	(1)(2)	1.50	(1)(2)	47

SA Legg Mason BW Large Cap Value Portfolio — Class 3
01/31/14	24.39	0.11	4.75	4.86	(0.26)	(1.63)	(1.89)	27.36	20.28	615,428	1.01	(1)	0.41	(1)	13
01/31/15	27.36	0.07	1.82	1.89	(0.11)	(2.68)	(2.79)	26.46	7.26	583,624	1.00	(1)	0.25	(1)	28
01/31/16	26.46	0.19	(0.39)	(0.20)	(0.07)	(4.41)	(4.48)	21.78	(1.77)	502,927	0.99	(1)(2)	0.72	(1)(2)	126
01/31/17	21.78	0.36	4.01	4.37	(0.15)	(6.26)	(6.41)	19.74	22.74	531,460	0.95	(1)(2)	1.67	(1)(2)	51
01/31/18	19.74	0.30	4.59	4.89	(0.34)	(0.77)	(1.11)	23.52	25.33	570,935	0.95	(1)(2)	1.40	(1)(2)	47

*	Calculated based upon average shares outstanding.
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)

Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

Portfolio	1/14	1/15	1/16	1/17	1/18
SA Legg Mason BW Large Cap Value Class 1	0.00%	0.00%	0.00%	0.00%	0.00%
SA Legg Mason BW Large Cap Value Class 2	0.00	0.00	0.00	0.00	0.00
SA Legg Mason BW Large Cap Value Class 3	0.00	0.00	0.00	0.00	0.00

(2)

During the below stated periods, the investment adviser either waived fees or reimbursed expenses for the Portfolio or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses			Net Investment Income (Loss)
Portfolio	1/16(1)	1/17(1)	1/18(1)	1/16(1)	1/17(1)	1/18(1)
SA Legg Mason BW Large Cap Value Class 1	0.76%	0.75%	0.75%	0.96%	1.84%	1.61%
SA Legg Mason BW Large Cap Value Class 2	0.91	0.91	0.90	0.80	1.73	1.45
SA Legg Mason BW Large Cap Value Class 3	1.01	1.00	1.00	0.70	1.62	1.35

INFORMATION ABOUT THE REORGANIZATION

General

Under the Reorganization Agreement, the Telecom Utility Portfolio will transfer its assets and liabilities to the Large Cap Value Portfolio in exchange for Class 1, Class 2 and Class 3 shares of the Large Cap Value Portfolio. For more details about the Reorganization Agreement, see Appendix B—“Form of Agreement and Plan of Reorganization.” The shares of the Large Cap Value Portfolio issued to the Telecom Utility Portfolio will have an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Telecom Utility Portfolio’s shares outstanding immediately prior to the Reorganization. Upon receipt by the Telecom Utility Portfolio of the shares of the Large Cap Value Portfolio, the Telecom Utility Portfolio will distribute the shares to its shareholders. Then, as soon as practicable after the Closing Date (as defined in Appendix B), the Telecom Utility Portfolio will be terminated as a series of the Trust under applicable state law.

The distribution of Large Cap Value Portfolio shares to the Telecom Utility Portfolio’s Separate Account shareholders will be accomplished by crediting your Variable Contract with shares of the Large Cap Value Portfolio whose aggregate value at the time of issuance will equal the aggregate value of the Telecom Utility Portfolio held in your Variable Contract on that date. See “Terms of the Reorganization Agreement” below.

Accordingly, as a result of the Reorganization, the Telecom Utility Portfolio shareholders will own the same class of shares of the Large Cap Value Portfolio having an aggregate NAV immediately after the Closing Date equal to the aggregate NAV of that shareholder’s Telecom Utility Portfolio shares immediately prior to the Closing Date. The Reorganization will not result in dilution of either Portfolio’s NAV. However, as a result of the Reorganization, a shareholder of the Telecom Utility Portfolio or the Large Cap Value Portfolio will hold a reduced percentage of ownership in the larger Combined Portfolio than the shareholder did in the applicable Portfolio.

Terms of the Reorganization Agreement

Pursuant to the Reorganization Agreement, the Large Cap Value Portfolio will acquire the assets of the Telecom Utility Portfolio on the Closing Date in consideration for the assumption of substantially of the Telecom Utility Portfolio’s liabilities and shares of the Large Cap Value Portfolio.

On the Closing Date, the Telecom Utility Portfolio will transfer to the Large Cap Value Portfolio its assets in exchange for Class 1, Class 2 and Class 3 shares of the Large Cap Value Portfolio that are equal in value to the value of the net assets of the Telecom Utility Portfolio transferred to the Large Cap Value Portfolio as of the Closing Date, as determined in accordance with the Large Cap Value Portfolio’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the Portfolios, and the assumption by the Large Cap Value Portfolio of substantially all of the liabilities of the Telecom Utility Portfolio. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Telecom Utility Portfolio will distribute on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

The Telecom Utility Portfolio expects to distribute the shares of the Large Cap Value Portfolio to the shareholders of the Telecom Utility Portfolio promptly after the Closing Date. Upon distribution of such shares, all outstanding shares of the Telecom Utility Portfolio will be redeemed in accordance with Massachusetts law and the Declaration of Trust of the Trust. Thereafter, the Telecom Utility Portfolio will be terminated as a series of the Trust under Massachusetts law.

Each of the Portfolios has made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the Reorganization Agreement, the obligations of the Trust, on behalf of the Portfolios, are conditioned upon, among other things:

•	the approval of the Reorganization by the Telecom Utility Portfolio’s shareholders;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•

the truth in all material respects as of the Closing Date of the representations and warranties of the Portfolios and performance and compliance in all material respects with the Portfolios’ agreements, obligations and covenants required by the Reorganization Agreement;

•

the effectiveness under applicable law of the registration statement of the Trust of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;

•	the declaration of a dividend by the Telecom Utility Portfolio to distribute all of its undistributed net investment income and net capital gains; and

•	the receipt of opinions of counsel relating to, among other things, the tax-free nature of the Reorganization.

The Reorganization Agreement may be terminated or amended by the mutual consent of the Trust, on behalf of the relevant Portfolio, either before or after approval thereof by the shareholders of the Telecom Utility Portfolio.

The Board of Trustees unanimously recommends that you vote to approve the Reorganization , as it believes the Reorganization is in the best interests of the Portfolio (as described more fully in “Reasons for the Reorganizations” below) and that the interests of existing shareholders of the Portfolio will not be diluted as a result of consummation of the proposed Reorganization.

Reasons for the Reorganization

SunAmerica has been evaluating ways to optimize the fund line-up in its insurance product offerings, including by considering potential opportunities for consolidation of certain funds that have similar objectives and strategies. In proposing the Reorganization, SunAmerica has, among other things, considered the number of funds currently available in certain asset classes, along with the performance history, fee and expense structure, level of assets and future prospects for growth of the funds. SunAmerica is proposing the Reorganization in order to combine funds with similar investment programs and has concluded that the Reorganization would be in the best interests of the Portfolios.

The Board of Trustees evaluated the Reorganization and approved the Reorganization. The factors considered by the Board of Trustees with regard to the Reorganization include, but are not limited to, the following:

•    The differences in the respective investment objectives of the Telecom Utility Portfolio and the Large Cap Value Portfolio. The fact that certain strategies of the Telecom Utility Portfolio and Large Cap Value Portfolio are compatible, while others are different. The Board of Trustees considered the principal differences in investment strategy between the Large Cap Value Portfolio and the Telecom Utility Portfolio. See “Summary—Investment Objectives and Principal Investment Strategies.”

•    The possibility that the Combined Portfolio is more likely to achieve further operating efficiencies and economies of scale from its larger net asset size compared to the Telecom Utility Portfolio.

•    The expectation that the Combined Portfolio will have total annual operating expenses (gross and net) below that of the Telecom Utility Portfolio.

•    Substantially all of the portfolio holdings of the Telecom Utility Portfolio would be sold before the Reorganization would be completed or would not continue to be held by the Large Cap Value Portfolio after completion of the Reorganization and would not adversely affect the Large Cap Value Portfolio.

•    The personnel of SunAmerica and the Subadviser who will manage the Combined Portfolio. The Trustees considered that SunAmerica will continue to serve as the investment adviser of the Combined Portfolio after the Reorganization, and the Subadviser of the Large Cap Value Portfolio will continue to serve as subadviser of the Combined Portfolio after the Reorganization. See “Comparison of the Portfolios—Management of the Portfolios.”

•    The relative performance histories of each Portfolio over different time periods compared with each other and the fact that the Large Cap Value Portfolio has had better historical performance compared with the Telecom Utility Portfolio. While not predictive of future results, the Board of Trustees also considered certain data with respect to the performance of each Portfolio as compared to the performance of its relevant peer group.

•    The relative size of the Telecom Utility Portfolio and the Large Cap Value Portfolio, and the diminished prospects for further growth and long-term viability of the Telecom Utility Portfolio.

•    The fact that it is currently anticipated that there will be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.

•    The fact that the aggregate net asset value of the shares that shareholders of the Telecom Utility Portfolio will receive in the Reorganization will equal the aggregate net asset value of the shares that shareholders of the Telecom Utility Portfolio own immediately prior to the Reorganization, and that shareholders of the Telecom Utility Portfolio will not be diluted as a result of the Reorganization.

•    The fact that SunAmerica or its affiliates will pay the expenses incurred in connection with the preparation of this Combined Prospectus/Proxy Statement, including all direct and indirect expenses and out-of-pocket costs other than any transaction costs relating to the sale of the Telecom Utility Portfolio’s portfolio securities prior to or after the Reorganization as described in the Reorganization Agreement. No shareholder or Contract Owner would incur any sales charge, commission, redemption fee or other transactional fee as a result of the change of investment resulting from the Reorganization.

•	The possible alternatives to the Reorganization.

For these and other reasons, the Board of Trustees unanimously concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interests of the Telecom Utility Portfolio and the interests of the Telecom Utility Portfolio’s existing shareholders will not be diluted as a result of the Reorganization. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to interests in the Telecom Utility Portfolio held by the Separate Accounts and the holders of Variable Contracts issued by the Separate Accounts. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This discussion assumes that the Variable Contracts issued by the Separate Accounts are and remain qualified as Annuity Contracts. Owners of Variable Contracts should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to the closing of the Reorganization that the Trust, on behalf of each Portfolio, receive an opinion from Willkie Farr & Gallagher LLP, counsel to each Portfolio, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the Telecom Utility Portfolio and the Large Cap Value Portfolio each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As a “reorganization” within the meaning of Section 368(b) of the Code, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

•

No gain or loss will be recognized by the Telecom Utility Portfolio or by the Large Cap Value Portfolio upon the transfer of all of the assets of the Telecom Utility Portfolio to the Large Cap Value Portfolio solely in exchange for the shares of the Large Cap Value Portfolio and the assumption by the Large Cap Value Portfolio of substantially all of the liabilities of the Telecom Utility Portfolio; or upon the distribution of the shares of the Large Cap Value Portfolio by the Telecom Utility Portfolio to its Life Company Holders in the subsequent termination of the Telecom Utility Portfolio.

•

No gain or loss will be recognized by a Life Company Holder of the Telecom Utility Portfolio that exchanges all of its shares of the Telecom Utility Portfolio solely for the shares of the Large Cap Value Portfolio pursuant to the Reorganization.

•

The tax basis of the shares of the Large Cap Value Portfolio received by a Life Company Holder of the Telecom Utility Portfolio pursuant to the Reorganization (including any fractional share) will be the same as the tax basis of the shares of the Telecom Utility Portfolio surrendered in exchange therefor.

•

The holding period of the shares of the Large Cap Value Portfolio received by a Life Company Holder of the Telecom Utility Portfolio pursuant to the Reorganization (including any fractional share) will include the holding period of the shares of the Telecom Utility Portfolio surrendered in exchange therefor.

•

The Large Cap Value Portfolio’s tax basis in assets of the Telecom Utility Portfolio received by the Large Cap Value Portfolio pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Telecom Utility Portfolio immediately prior to the Reorganization increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Telecom Utility Portfolio upon the transfer, and the Large Cap Value Portfolio’s holding period for such assets will, in each instance, include the period during which the assets were held by the Telecom Utility Portfolio except for any assets which may be marked to market for federal income taxes on the termination of the Telecom Utility Portfolio’s taxable year or on which gain was recognized upon the transfer to the Large Cap Value Portfolio.

The opinion of Willkie Farr & Gallagher LLP relating to the Reorganization will be based on U.S. federal income tax law in effect on the Closing Date. In rendering each opinion, Willkie Farr & Gallagher LLP will also rely upon certain representations of the management of the Large Cap Value Portfolio and the Telecom Utility Portfolio and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. Each opinion will not express an opinion as to the tax effects to the Telecom Utility Portfolio, the Large Cap Value Portfolio, or the respective Separate Accounts of the Life Companies of each from the marking to market of certain categories of assets as of the closing of the taxable year of the Telecom Utility Portfolio at the time of the Reorganization or as a result of the transfer of certain types of assets. An opinion of counsel is not binding on the IRS or any court.

The Large Cap Value Portfolio intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Telecom Utility Portfolio and its shareholders.

Effect on Owners of Variable Contracts

Contract Owners will not recognize gain or loss as a result of either Reorganization. As is the case with other distributions to the Separate Accounts of the Life Companies holding shares, owners of Variable Contracts will not be taxed on any distributions paid with respect to either Reorganization.

Effect on the Separate Accounts of the Life Companies

Prior to the Closing Date, the Telecom Utility Portfolio will declare a distribution to its Separate Accounts, if any, which together with all previous distributions, will have the effect of distributing to its Separate Accounts all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date. Contract Owners will not be directly affected by such Telecom Utility Portfolio distributions.

As discussed above, substantially all of the portfolio securities of the Telecom Utility Portfolio may be sold in connection with the Reorganization. The tax impact of any such sales will depend on the difference between the price at which such portfolio securities are sold and the Telecom Utility Portfolio’s basis in such securities. Any capital gains recognized in such sales on a net basis following the closing of the Reorganization will be distributed, if required, to the Separate Accounts of the Life Companies holding shares of the Combined Portfolio, as applicable, as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale. Any capital gains recognized in such sales on a net basis prior to the closing of the Reorganization will be distributed, if required, to the Separate Accounts of the Life Companies holding shares of the Telecom Utility Portfolio, as applicable, as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale. As is this case with other distributions to the Separate Accounts of the Life Companies holding shares and owners of Variable Contracts will not be taxed on these distributions. SunAmerica also has advised that none of the Telecom Utility Portfolio or the Combined Portfolio will dispose of holdings in the Telecom Utility Portfolio’s or the Combined Portfolio’s portfolio to such an extent that it would adversely affect the tax-free nature of the applicable Reorganization for federal income tax purposes.

Expenses of the Reorganization

SunAmerica or its affiliates will pay the expenses incurred in connection with the preparation of this Combined Prospectus/Proxy Statement, including all direct and indirect expenses and out-of-pocket costs other than any transaction costs relating to the sale of the Telecom Utility Portfolio’s portfolio securities prior to or after the Reorganization as described in the Reorganization Agreement. Expenses incurred in connection with the Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to the Board of Trustees, including legal and accounting costs; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Combined Prospectus/Proxy Statement; auditing fees associated with inclusion of each Portfolio’s financial statements in the Form N-14; tabulation expenses; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization.

SunAmerica has estimated that the transaction costs associated with the pre-Reorganization repositioning will be $36,548. None of the Portfolios will pay any expenses of shareholders arising out of or in connection with the Reorganizations, except for the estimated transaction costs listed above.

All other expenses of each of the Portfolios shall be paid by the applicable Portfolio.

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization and issuance of shares of the Large Cap Value Portfolio will be passed on by Willkie Farr & Gallagher LLP and Morgan Lewis & Bockius LLP, special counsel to the Trust.

OTHER INFORMATION

Capitalization

The following table sets forth as of July 31, 2018: (i) the unaudited capitalization of the Telecom Utility Portfolio; (ii) the unaudited capitalization of the Large Cap Value Portfolio; and (iii) the unaudited pro forma combined capitalization of the Combined Portfolio assuming the Reorganization has been approved. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

Telecom Utility Portfolio

	Class 1	Class 2	Class 3
Net Assets:	$14,658,549	$1,691,631	$25,360,812
Shares Outstanding:	925,203	106,637	1,607,722
Net Assets Per Share:	15.84	15.86	15.77

Large Cap Value Portfolio

	Class 1	Class 2	Class 3
Net Assets:	$898,982,498	$47,780,324	$526,694,066
Shares Outstanding:	38,731,879	2,060,185	22,844,775
Net Assets Per Share:	23.21	23.19	23.06

Adjustments

	Class 1	Class 2	Class 3
Net Assets: (A)	$(2,190)	$(253)	$(3,789)
Shares Outstanding: (B)	(293,747)	(33,710)	(507,889)

Pro Forma Combined Portfolio

	Class 1	Class 2	Class 3
Net Assets:	$913,638,857	$49,471,702	$552,051,089
Shares Outstanding:	39,363,335	2,133,112	23,944,608
Net Assets Per Share:	23.21	23.19	23.06

(A)	To adjust for the remaining balances of any prepaid expenses of the Telecom Utility Portfolio to be expensed prior to the Reorganization.

(B)	To adjust for a tax-free exchange of Telecom Utility Portfolio shares for shares of Large Cap Value Portfolio.

Shareholder Information

As of June 22, 2018, there were 2,692,876 shares of the Telecom Utility Portfolio outstanding. As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the Telecom Utility Portfolio. Shares of the Telecom Utility Portfolio are owned through the Life Companies’ Separate Accounts. As of June 22, 2018, no person was known by the Telecom Utility Portfolio to own beneficially or of record 5% or more of any class of shares of the Telecom Utility Portfolio’s shares, except as follows:

	American General Life Insurance Company	The United States Life Insurance Company in the City of New York
Telecom Utility Portfolio (Class 1)	92.48%	5.28%
Telecom Utility Portfolio (Class 2)	100.00%	0.00%
Telecom Utility Portfolio (Class 3)	94.08%	5.78%

As of June 22, 2018, there were 64,283,646 shares of the Large Cap Value Portfolio outstanding. As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the Large Cap Value Portfolio. Shares of the Large Cap Value Portfolio are owned through the Life Companies’ Separate Accounts. As of June 22, 2018, no person was known by the Large Cap Value Portfolio to own beneficially or of record 5% or more of any class of shares of the Large Cap Value Portfolio’s shares, except as follows:

	American General Life Insurance Company	SunAmerica Dynamic Strategy Portfolio	SunAmerica Dynamic Allocation Portfolio
Large Cap Value Portfolio (Class 1)	45.78%	20.77%	29.57%
Large Cap Value Portfolio (Class 2)	100.00%	0.00%	0.00%
Large Cap Value Portfolio (Class 3)	95.82%	0.00%	0.00%

Shareholder Rights and Obligations

Because the Telecom Utility Portfolio and the Large Cap Value Portfolio are series of the Trust, the organizational documents that govern each Portfolio are the same. The Trust is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on September 11, 1992.

The Trust currently consists of sixty-one separate portfolios, each of which may offer Class 1, Class 2 and/or Class 3 shares. In addition, the Trustees may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

Except as otherwise described herein, all shares of the Trust have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of the shareholders. Shareholders’ meetings ordinarily will not be held unless required by the 1940 Act or under the Trust’s Declaration of Trust. Under the 1940 Act, there normally will be no shareholders’ meetings for the purpose of electing Trustees unless and until such time as fewer than a majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. A Trustee may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. Except in the case of removal as set forth above, or resignation, retirement, incompetency or incapacity, the Trustees shall continue to hold office and may appoint successor Trustees, provided that immediately after the appointment of any successor Trustee, at least two-thirds of the Trustees have been elected by the shareholders. The Trustees are authorized to amend the Declaration of Trust without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration of Trust to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration of Trust with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.

On any matter submitted to a vote of the shareholders of the Trust, all shares of all Portfolios and classes then entitled to vote are voted together, except that (i) when required by the 1940 Act to be voted by individual Portfolio or class, shares are voted by individual Portfolio or class, and (ii) when the Trustees have determined that the matter affects only the interests of shareholders of one or more Portfolios or classes, only shareholders of such one or more Portfolios or classes are entitled to vote on that matter.

The classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 2 and Class 3 shares are subject to service fees; and (iii) Class 2 and Class 3 shares have voting rights on matters that pertain to the Rule 12b-1 Plan adopted with respect to Class 2 and Class 3 shares. Class 1 shares are not subject to service fees and Class 1 shares are not subject to a Rule 12b-1 Plan.

Shareholder Proposals

Each of the Portfolio does not hold regular or annual meetings of shareholders. The Portfolios hold meetings of shareholders whenever (a) the 1940 Act requires shareholders to act upon certain matters, including: (i) election of Trustees; (ii) approval of a management agreement; (iii) approval of a distribution agreement; (iv) changes to fundamental restrictions, and (iv) in the case of certain reorganizations and (b) required under the Trust’s Declaration of Trust. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Kathleen D. Fuentes, Vice President and Secretary of the Trust, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the Portfolio within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Solicitation of Proxies

Solicitations of proxies are being made on behalf of the Telecom Utility Portfolio and the Board of Trustees primarily by the mailing of the Notice and this Combined Prospectus/Proxy Statement with its enclosures on or about August 10, 2018. In addition to the solicitation of proxies by mail, employees of the Telecom Utility Portfolio and its affiliates may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The tabulation and proxy solicitation expenses in connection with the Reorganization and other reorganizations of SunAmerica funds being proposed are estimated to be approximately $110,000, all of which will be borne by SunAmerica or its affiliates. SunAmerica or its affiliates will also bear any additional costs that may be incurred in connection with contacting those shareholders who have not voted in the event of a need for re-solicitation of votes. SunAmerica has retained AST Fund Solutions to serve as a proxy solicitation firm on behalf of the Telecom Utility Portfolio. AST Fund Solutions, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

Questions about the proposal should be directed to SunAmerica by telephone at 1-800-445-7862

VOTING INFORMATION AND REQUIREMENTS

General

This Combined Prospectus/Proxy Statement is furnished in connection with the proposed Reorganization of the Telecom Utility Portfolio into the Large Cap Value Portfolio and the solicitation of proxies by and on behalf of the Board of Trustees for use at the Special Meeting. The Special Meeting will be held on Thursday, September 20, 2018 at 2:00 p.m., Eastern Standard Time, at the offices of SunAmerica, located at 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311, or at such later time as is made necessary by adjournment or postponement.

As of June 22, 2018, the Telecom Utility Portfolio had the following number of shares outstanding:

Share Class	Number of Shares
Class 1	933,149
Class 2	107,353
Class 3	1,652,372

Only shareholders of record on June 22, 2018 will be entitled to notice of and to vote at the Special Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

Shareholder Approval

Approval by the Telecom Utility Portfolio of the proposed Reorganization relating to the Portfolio will require the affirmative vote of the holders of a majority of the outstanding voting securities of the Telecom Utility Portfolio, as defined under the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of the Telecom Utility Portfolio present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of the Telecom Utility Portfolio Fund, voting together as a single class. If the Telecom Utility Portfolio shareholders fail to approve the proposed Reorganization, the Reorganization will not occur and the Board of Trustees may consider other alternatives. If no suitable alternatives can be found, the Board of Trustees may consider the liquidation of the Telecom Utility Portfolio. The Board of Trustees has fixed the close of business on June 22, 2018 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting, or any adjournment thereof (either by returning the paper voting instruction card or by submitting a Proxy by telephone or over the internet), the shares of the Telecom Utility Portfolio represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter, which may properly come before the Special Meeting, or any adjournments or postponements thereof.

The holders of thirty percent of the shares of the Telecom Utility Portfolio entitled to vote at the Special Meeting must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. A quorum for the Special Meeting is likely to be attained due to “echo voting” described below.

The Special Meeting may be adjourned by the chairman of the Special Meeting, whether or not a quorum is present. If the time and place for the adjourned meeting is announced at the Special Meeting, no further notice need be given.

All properly executed Proxies received prior to the Special Meeting or any adjournment or postponement thereof will be voted in accordance with the instructions marked thereon or otherwise as provided therein. For purposes of determining the presence of a quorum for transacting business at the Special Meeting and determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Special Meeting, abstentions will be treated as shares that are present at the Special Meeting and entitled to vote on the matter, but that have not been voted. Unless instructions to the contrary are marked, properly executed Proxies will be voted “For” the approval of the proposed Reorganization.

Manner of Voting

Telecom Utility Portfolio shareholders may vote by returning the enclosed voting instruction card or by casting their vote via telephone using the instructions provided on the enclosed voting instruction card. Any shareholder who has given a Proxy, whether in written form, by telephone or over the internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, by giving written notice of revocation to the Secretary of the Trust.

Echo Voting. Shares of the Portfolios are sold to the Separate Account and are used as investment options under Variable Contracts. Contract Owners who select a Portfolio for investment through a Variable Contract have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolios. The Life Companies use the Portfolio as a funding vehicle, and are, in most cases, the legal shareholders of the Portfolios. As such, the Life Companies will have sole voting power with respect to the shares, but generally will pass through any voting rights to Contract Owners. Therefore, for a Separate Account that is registered with the SEC, an insurance company will request voting instructions from the Contract Owner and will vote shares or other interests in the Separate Account as directed by the Contract Owner. In the event that any Contract Owner fails to provide voting instructions with respect to the Separate Account, the Separate Account will vote the shares attributable to those Contract Owners for, against, or abstain, in the same proportion as the shares for which voting instructions were received from Contract Owners investing through the same Separate Account, even if only a small number of Contract Owners provide voting instructions. The effect of proportional voting is that if a large number of Contract Owners fail to give voting instructions, a small number of Contract Owners may determine the outcome of the vote. The Life Companies will also proportionally vote any shares held for their own account.

Voting by Mail. To vote by mail, you should date and sign the voting instruction card included with this Combined Prospectus/Proxy Statement, indicate your vote on the proposal, and return the form in the envelope provided.

Voting by Telephone. You may use the automated touch-tone voting method by calling the toll-free number provided on the voting instruction card. At the prompt, follow the menu. Prior to calling, you should read this Combined Prospectus/Proxy Statement and have your voting instruction card at hand.

Internet Voting. To vote over the internet, please log on to the website listed on your voting instruction card and click on the proxy voting button. Prior to logging on, you should read this Combined Prospectus/Proxy Statement and have your voting instruction card at hand. After logging on, follow the instructions on the screen. If you receive more than one voting instruction card, you may vote them during the same session.

Additional Information. Shareholders voting their Proxies by telephone or internet need not return their voting instruction card by mail.

A person submitting votes by telephone or internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the internet to submit voting instructions, the shareholder is authorizing AST Fund Solutions, a tabulation agent, and its agents, to execute a Proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

The Telecom Utility Portfolio believes that the procedures for authorizing the execution of a Proxy by telephone or internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

You are requested to fill in, sign and return the enclosed voting instruction card promptly. No postage is necessary if mailed in the United States.

August 9, 2018

APPENDIX A

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The Trust, on behalf of each Portfolio, has adopted certain fundamental investment restrictions which cannot be changed without approval by a majority of its outstanding voting securities. A majority of the outstanding voting securities is defined as the vote of the lesser of (i) 67% or more of the outstanding shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Portfolio. A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of such Portfolio.

All percentage limitations expressed in the following investment restrictions are measured at the time of purchase, except with respect to the Portfolios’ borrowing policy.

Fundamental Investment Restrictions

Each Portfolio may not:

1.

Borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2.

Engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.

Lend money or other assets except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4.

Issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5.

Purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6.

Purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

In addition to the Fundamental Investment Restrictions listed above, the Large Cap Value Portfolio may not:

7A.

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry.

A-1

In addition to the Fundamental Investment Restrictions listed above, the Telecom Utility Portfolio may not:

7B.

Purchase or sell the securities of any issuer, if, as a result of such purchase or sale, less than 25% of the assets of the Portfolio would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the Portfolio.

Non-Fundamental Investment Restrictions

In addition to the foregoing, each Portfolio has adopted the following non-fundamental policies, which may be changed by the Board of Trustees without shareholder approval. Under these restrictions, each Portfolio may not:

1.	Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of a Portfolio’s net assets would be so invested.

2.	Invest in securities of other investment companies, except to the extent permitted by applicable law and the Prospectus and SAI, as amended from time to time.

3.

Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts. In addition, the Telecom Utility Portfolio may pledge assets in reverse repurchase agreements.

4.	Invest in companies for the purpose of exercising control or management.

5.	Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase and resale of portfolio securities.

6.	Sell securities short except to the extent permitted by applicable law.

7.	Invest in puts, calls, straddles, spreads or any combination thereof, except as permitted by the Prospectus and SAI, as amended from time to time.

8.	Issue any senior securities except as permitted by the 1940 Act.

A-2

APPENDIX B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this        day of           , 2018, by and among SunAmerica Series Trust, a Massachusetts business trust (the “Trust”), on behalf of the SA Legg Mason BW Large Cap Value Portfolio (the “Acquiring Fund”), the Trust,, on behalf of the SA MFS Telecom Utility Portfolio (the “Target Fund,” and together with the Acquiring Fund, the “Funds”) and, solely with respect to Article IX, SunAmerica Asset Management, LLC. Each of the Acquiring Fund and Target Fund is designated as a legally separate series of the Trust.

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Target Fund in exchange for Class 1, Class 2 and Class 3 shares of the Acquiring Fund, as applicable (“Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of the Assumed Liabilities (as defined in paragraph 1.3) of the Target Fund; (iii) the distribution, after the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the Target Fund; and (iv) the complete liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Trust is an open-end, registered management investment company within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), and the Target Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each of the Acquiring Fund and the Target Fund is treated properly as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, the Trust, on behalf of the Acquiring Fund, is authorized to issue its shares of beneficial interest;

WHEREAS, the Board of Trustees of the Trust has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Trustees of the Trust has determined that the Reorganization is in the best interests of the Target Fund, the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization and the Reorganization is advisable and directed that the Reorganization be submitted for consideration at a special meeting of the Target Fund Shareholders (as defined in paragraph 1.5);

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE TARGET FUND’S LIABILITIES AND LIQUIDATION OF THE TARGET FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Trust, on behalf of the Target Fund, agrees to convey, transfer and deliver the assets of the Target Fund described in paragraph 1.2 to the Acquiring Fund free and clear of all liens, encumbrances and claims whatsoever. In exchange, the Trust, on behalf of the Acquiring Fund, agrees: (a) to deliver to the Target Fund the number of full and fractional shares of each corresponding class of the Acquiring Fund, determined by dividing: (i) the aggregate value of the Target Fund’s assets, net of liabilities of the Target Fund, attributable to each share class of the Target Fund (as set forth below), computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one Acquiring Fund Share of the corresponding class (as set forth below) computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the liabilities of the Target Fund as described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1.

The classes of shares of the Acquiring Fund correspond to the classes of shares of the Target Fund as follows: Class 1 shares of the Acquiring Fund correspond to Class 1 shares of the Target Fund; Class 2 shares of the Acquiring Fund correspond to Class 2 shares of the Target Fund; and Class 3 shares of the Acquiring Fund correspond to Class 3 shares of the Target Fund, each as applicable.

1.2 ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.3 and other than the Target Fund’s rights under this Agreement (the “Assets”).

The Target Fund will, within 7 days prior to the Closing Date, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments.

1.3 LIABILITIES TO BE ASSUMED. The Target Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume all liabilities of, allocated or attributable to, the Target Fund, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured except for all expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set for in Rev. Rul. 73-54, 1973-1 C.B. 187) borne by SunAmerica Asset Management, LLC, each Fund’s investment adviser (the “Adviser”), pursuant to Article IX (the “Assumed Liabilities”).

1.4 STATE FILINGS. Prior to the Closing Date, the Trust, on behalf of the Acquiring Fund, shall make any filings with the Commonwealth of Massachusetts that are required under the laws of the Commonwealth of Massachusetts to be made prior to the Closing Date. Prior to the Closing Date, the Trust, on behalf of the Target Fund, shall make any filings with the Commonwealth of Massachusetts that are required under the laws of the Commonwealth of Massachusetts to be made prior to the Closing Date.

1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date, the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Target Fund Shareholders”), all of the Acquiring Fund Shares received by the Target Fund. Upon completion of the distribution of all of the Acquiring Fund Shares in accordance with the prior sentence, the Target Fund will thereupon proceed to liquidate and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer on the books of the Trust of Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Shareholders, and representing the respective pro rata number of each class of Acquiring Fund Shares due Target Fund Shareholders holding the corresponding class of the Target Fund’s shares. All issued and outstanding shares of the Target Fund will, simultaneously with the liquidation, be cancelled on the books of the Target Fund and will be null and void. The Trust shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Trust as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, or the Trust on behalf of the Target Fund. The Trust shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

1.9 TERMINATION. The Target Fund shall be terminated as a series of the Trust promptly following all distributions made pursuant to paragraph 1.5 in accordance with the laws of the Commonwealth of Massachusetts and the federal securities laws.

1.10 BOOKS AND RECORDS. Concurrently with the Closing, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records relating to the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Fund, shall be made available to the Acquiring Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.11 ACTION BY TRUST. All actions expressed herein as being the obligations of the Acquiring Fund or the Target Fund will be taken by the Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Target Fund, respectively.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately preceding the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to Section 7.3, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. The net asset value per share of each class of the Acquiring Fund Shares shall be the net asset value per share for that class computed at the Valuation Time, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur on October 15, 2018, or such other date and time as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately prior to the commencement of business on the Closing Date. The Closing shall be held at the offices of the Adviser, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Target Fund shall instruct its custodian, State Street Bank and Trust Company (“SSB&T” or the “Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the Acquiring Fund, SSB&T, for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be transferred to or for the account of the Acquiring Fund as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Target Fund shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, on the business day immediately preceding the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

3.4 TRANSFER AGENT’S CERTIFICATE. The Target Fund shall instruct its transfer agent, VALIC Retirement Services Company, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders as of the Closing Date, and the number and percentage ownership (to four decimal places) of each outstanding class of shares of the Target Fund owned by the Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the relevant Target Fund’s account on the books of the Acquiring Fund.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumptions of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6 FAILURE TO DELIVER ASSETS. If the Target Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the Acquiring Fund’s custodian of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or its custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TRUST AND THE TARGET FUND. The Trust, on behalf of the Target Fund, represents and warrants to the Acquiring Fund as follows:

(a) The Trust is a trust that is duly organized, validly existing and in good standing under laws of the Commonwealth of Massachusetts. The Target Fund has been validly designated as a separate series of the Trust. The Trust is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund. The Trust, on behalf of the Target Fund, has all material federal, state and local authorizations necessary to own all of the properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

(b) The Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Fund.

(c) If applicable, the Registration Statement on Form N-14 and the Combined Prospectus/Proxy Statement contained therein as so amended or supplemented (the “N-14 Registration Statement”), as of the effective date of the N-14 Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Trust and the Target Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Trust and the Target Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Trust with respect to itself and the Target Fund for use in the N-14 Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the N-14 Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Target Fund’s prospectus, statement of additional information and shareholder reports, each to the extent included or incorporated by reference in the N-14 Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Target Fund is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Trust, on behalf of the Target Fund, will not result in the violation of Massachusetts law or any provision of the Trust’s declaration of trust or by-laws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Trust (with respect to the Target Fund) or the Target Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Trust, on behalf of the Target Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Trust (with respect to the Target Fund) or the Target Fund is a party or by which it is bound.

(f) The Trust, on behalf of the Target Fund, has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or that are Assumed Liabilities.

(g) No litigation, claims, actions, suits, proceeding or investigation of or before any court or governmental body is pending or to the Trust’s knowledge threatened against the Target Fund or any of its properties or Assets which, if adversely determined, would materially and adversely affect the Trust or the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of the Target Fund as of             , 2018 the most recent fiscal year ended, have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied and have been audited by             , and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect in all material respects the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP to be disclosed but are not disclosed in such statements.

(i) There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements for the fiscal year ended             , 2018, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business), or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For the purposes of this paragraph 4.1(i), a decline in the net asset value of the Target Fund due to declines in the value of the Target Fund’s Assets, the discharge of the Target Fund’s liabilities or the redemption of the Target Fund’s shares by a Target Fund’s Shareholders shall not constitute a material adverse change.

(j) Since             , 2018 there has not been: (i) any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Target Fund other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition; (ii) issued any option to purchase or other right to acquire shares of the Target Fund granted by or on behalf of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the prospectus for the Target Fund; (iii) any entering into, amendment or termination of any contract or agreement by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; and (v) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable. Since             , 2018, there has not been any amendment of the Trust’s organizational documents in a manner materially affecting the Target Fund.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Target Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) The Trust has authorized shares of beneficial interest allocated to the Target Fund consisting of an unlimited number of shares having a par value of $0.01 per share, of which it is authorized to issue an unlimited number of shares of each of Class 1, Class 2 and Class 3 for the Target Fund, as applicable. All issued and outstanding shares of beneficial interest of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended (the “1933 Act”) or an exemption therefrom and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Target Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund). All of the issued and outstanding shares of the Target Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any Target Fund shares.

(m) At the Closing Date, the Trust, on behalf of the Target Fund, will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Massachusetts state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

(n) Subject to the approval of this Agreement by the Target Fund Shareholders, the Trust, on behalf of the Target Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. Subject to the approval of this Agreement by the Target Fund Shareholders, the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of the Trust. Subject to the approval of this Agreement by the Target Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Trust and the Target Fund, enforceable in accordance with its terms and no other corporate action or proceedings by the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(p) The Target Fund is a separate series of the Trust that is treated as a corporation separate from any and all other series of the Trust under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year ending on the Closing Date), the Target Fund has met (or for that year will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be such, has been (or for that year will be) eligible to compute and has computed (or for that year will compute) its federal income tax under Section 852 of the Code, and on or before the Closing Date, will have distributed or will have declared dividends intended to be sufficient to distribute substantially all of (i) the excess of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current tax year as ending on the Closing Date) the Target Fund will not have any tax liability under Section 852 or Section 4982.

(q) Except for the N-14 Registration Statement and the approval of this Agreement by the Target Fund Shareholders, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Trust, on behalf of the Target Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the Target Fund Shareholders as described in paragraph 4.1(r) is required for the consummation by the Trust, on behalf of the Target Fund, of the transactions contemplated by this Agreement.

(r) The Target Fund has called a special meeting of the Target Fund Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than September 20, 2018 (or such other date as the parties may agree to in writing).

4.2 REPRESENTATIONS OF THE TRUST AND THE ACQUIRING FUND. The Trust, on behalf of the Acquiring Fund, represents and warrants to the Target Fund, as follows:

(a) The Trust is a trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Acquiring Fund has been validly established as a separate series of the Trust. The Trust is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Trust, on behalf of the Acquiring Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

(b) The Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquiring Fund.

(c) The N-14 Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Trust and the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Trust and the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Trust and the Target Fund furnished to the Acquiring Fund by the Trust or the Target Fund. From the effective date of the N-14 Registration Statement through the time of the meeting of the Target Fund Shareholders and on the Closing Date, any written information furnished by the Trust with respect to itself and the Acquiring Fund for use in the N-14 Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the N-14 Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Acquiring Fund’s current prospectus, statement of additional information and shareholder reports, each to the extent included or incorporated by reference in the N-14 Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Trust, on behalf of the Acquiring Fund, will not result in the violation of Massachusetts law or any provision of the Trust’s declaration of trust or by-laws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Trust (with respect to the Acquiring Fund) or the Acquiring Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Trust (with respect to the Acquiring Fund) or the Acquiring Fund is a party or by which it is bound.

(f) No litigation, claims, actions, suits proceeding or investigation of or before any court or governmental body is pending or to the Trust’s knowledge threatened against the Acquiring Fund or any of its properties or its assets which, if adversely determined, would materially and adversely affect the Trust or the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The audited financial statements of the Acquiring Fund as of January 31, 2018, the most recent fiscal year ended, have been prepared in accordance with GAAP consistently applied and have been audited by PricewaterhouseCoopers LLP, and such statements (true and complete copies of which have been furnished to the Target Fund) fairly reflect in all material respects the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP to be disclosed but are not disclosed in such statements.

(h) There have been no changes in the financial position of the Acquiring Fund as reflected in the audited financial statements for the fiscal year ended January 31, 2018, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Acquiring Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Fund, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Target Fund. For the purposes of this paragraph 4.2(h), a decline in the net asset value of the Acquiring Fund due to declines in the value of Acquiring Fund’s assets, the discharge of the Acquiring Fund’s liabilities or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change.

(i) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Acquiring Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(j) The Trust has authorized shares of beneficial interest allocated to the Acquiring Fund consisting of an unlimited number of shares having a par value of $0.01 per share, of which it is authorized to issue an unlimited number of shares of each of Class 1, Class 2 and Class 3 for the Acquiring Fund. All issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act or an exemption there from and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund’s shares and has no outstanding securities convertible into any of the Acquiring Fund’s shares.

(k) The Trust, on behalf of the Acquiring Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of the Trust. This Agreement constitutes a valid and binding obligation of the Trust and the Acquiring Fund, enforceable in accordance with its terms and no other corporate action or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(l) The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable.

(m) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n) The Acquiring Fund is a separate series of the Trust that is treated as a corporation separate from any and all other series of the Trust under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or for that year will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or for that year will be) eligible to compute and has computed (or for that year will compute) its federal income tax under Section 852 of the Code, and will have distributed (or for that year will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (i) its net tax-exempt income, (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) for taxable years ending with or prior to the Closing Date such that for all those years the Acquiring Fund will have no tax liability under Section 852 or Section 4982.

(o) Except for the N-14 Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the Target Fund as described in paragraph 4.1(r) is required for the consummation by the Trust, on behalf of the Acquiring Fund, of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE TRUST, THE ACQUIRING FUND AND THE TARGET FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 7.3, each of the Acquiring Fund and the Target Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 STATEMENT OF ASSETS AND LIABILITIES. The Target Fund will prepare and deliver to the Acquiring Fund on the second business day prior to the Closing Date a statement of the assets and liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the Assets and Assumed Liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Fund will deliver at the Closing (1) an updated statement of Assets and Assumed Liabilities of the Target Fund and (2) a list of the Target Fund’s portfolio showing the tax costs of each of its Assets by lot and the holding periods of such Assets, each of (1) and (2) as of the Closing Date, and certified by the Treasurer of the Trust.

5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Target Fund shall make available to the Trust’s officers and agents, on behalf of the Acquiring Fund, all books and records of the Target Fund.

5.4 ADDITIONAL INFORMATION. The Trust and the Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5 CONTRACT TERMINATION. The Trust, on behalf of the Target Fund, will terminate all agreements to which it is a party, on behalf of the Target Fund (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Assumed Liabilities.

5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Target Fund, will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Trust, on behalf of the Target Fund, covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within thirty (30) days after the Closing Date, the Trust shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code, and which will be certified by the Treasurer of the Trust.

5.8 UNAUDITED FINANCIAL STATEMENTS. The Trust shall furnish to the Acquiring Fund within five (5) business days after the Closing Date, an unaudited statement of the Target Fund’s assets and liabilities, portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position of the Target Fund as of the date thereof and the portfolio of investments, the results of operations and changes in net assets indicated in conformity with generally accepted accounting principles applied on a consistent basis and such financial statements shall be certified by the Treasurer of the Trust as complying with the requirements hereof.

5.9 PREPARATION OF N-14 REGISTRATION STATEMENT. The Trust, on behalf of the Acquiring Fund, will prepare and file with the Commission the N-14 Registration Statement relating to the Acquiring Fund Shares to be issued to the Target Fund Shareholders, if necessary. The N-14 Registration Statement shall include a notice to Target Fund Shareholders, a Combined Prospectus/Proxy Statement and other materials relating to the transactions contemplated by this Agreement. At the time the N-14 Registration Statement becomes effective, at the time of the Target Fund Shareholders meeting and at the Closing Date, the N-14 Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the N-14 Registration Statement, for inclusion therein, in connection with the meeting of the Target Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein, including in the case of the Target Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing, filing and clearing the Commission and, if appropriate, distributing to the Target Fund Shareholders appropriate disclosure with respect to the item.

5.10 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Willkie Farr & Gallagher LLP, counsel to each of the Trust and the Funds, will render an opinion on these matters. None of the Trust, the Acquiring Fund or the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trust, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP, counsel to the Trust, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Willkie Farr & Gallagher LLP).

5.11 REASONABLE BEST EFFORTS. Each of the Trust, the Acquiring Fund and the Target Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.12 AUTHORIZATIONS. The Trust, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

5.13 DISTRIBUTION. The Trust, on behalf of the Target Fund, covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.14 PROXY. The Trust, on behalf of the Target Fund, agrees to mail to its respective shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST AND THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by the Trust, on behalf of the Acquiring Fund, pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

6.1 All representations, covenants and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Trust shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Trust and the Target Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Trust is registered as an open-end management investment company under the 1940 Act.

(b) Neither the execution, delivery nor performance by the Trust of the Agreement nor the compliance by the Acquiring Fund with the terms and provisions thereof will contravene any provision of applicable federal securities law of the United States of America.

(c) To the best of our knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Trust, on behalf of the Acquiring Fund, or the enforceability of the Agreement against the Trust and the Acquiring Fund.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST AND THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust, on behalf of the Target Fund, of all the obligations to be performed by the Trust, on behalf of the Target Fund, pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants and warranties of the Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Target Fund shall have delivered to the Acquiring Fund (1) a statement as of the Closing Date of the Target Fund’s Assets and Assumed Liabilities, in accordance with paragraph 5.2, and (2) a list of the Target Fund’s portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, as of the Closing Date, certified by the Treasurer of the Target Trust.

7.3 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets on the Closing Date, the Target Fund shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing to the Target Fund Shareholders all of its investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

7.4 The Trust shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Trust and the Acquiring Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Trust is registered as an open-end management investment company under the 1940 Act.

(b) Neither the execution, delivery nor performance by the Trust of the Agreement nor the compliance by the Target Fund with the terms and provisions thereof will contravene any provision of applicable federal securities law of the United States of America.

(c) To the best of our knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Trust, on behalf of the Target Fund, or the enforceability of the Agreement against the Trust and the Target Fund.

7.5 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material increase in the investment management fees, fee levels payable pursuant to any 12b-1 plan or distribution or shareholder servicing plan or agreement, other fees payable for services provided to the Target Fund, or sales loads of the Target Fund nor any material reduction in the fee waiver or expense reduction undertakings from those described in the N-14 Registration Statement.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE TRUST, THE ACQUIRING FUND AND THE TARGET FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Trust, the Acquiring Fund or the Target Fund, as applicable, shall, at its option, not be required to consummate the transactions contemplated by this Agreement; if any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Target Fund, the Acquiring Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement with respect to the Target Fund:

8.1 This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Trust’s declaration of trust and by-laws, applicable Massachusetts law and the 1940 Act. Evidence of such approval shall have been delivered to the Acquiring Fund, in such form as shall be reasonably acceptable to the Acquiring Fund. Notwithstanding anything herein to the contrary, none of the Trust, the Acquiring Fund or the Target Fund may waive the condition set forth in this paragraph 8.1.

8.2 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.3 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that any party hereto may waive any such conditions for itself.

8.4 The N-14 Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Trust, with respect to the Acquiring Fund, on Form N-1A under the 1940 Act covering the sale of shares of the Acquiring Fund shall be effective and no stop orders suspending the effectiveness thereof shall have been issued.

8.5 As of the Closing Date, there shall be no pending litigation brought by any person against the Trust, the Acquiring Fund or the Target Fund, or the Adviser, Trustees or officers of the foregoing, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.6 The Trust shall have received an opinion of Willkie Farr & Gallagher LLP, counsel to the Trust, substantially to the effect that, based on certain facts, assumptions and representations of the parties, and upon certain certifications made by the Trust, on behalf of the Target Fund, by the Trust, on behalf of the Acquiring Fund, and their respective authorized officers, for U.S. federal income tax purposes:

(a) the transfer to the Acquiring Fund of all of the Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities of the Target Fund followed by the distribution by the Target Fund of Acquiring Fund Shares to the Target Fund Shareholders in complete liquidation of the Target Fund, all pursuant to this Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of all of the Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities of the Target Fund;

(c) under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of the Assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities or upon the distribution of Acquiring Fund Shares to the Target Fund Shareholders in exchange for such shareholders’ shares of the Target Fund in liquidation of the Target Fund except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization;

(d) under Section 354 of the Code, no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the Reorganization;

(e) under Section 358 of the Code, the aggregate basis of Acquiring Fund Shares received by the Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder;

(f) under Section 1223(1) of the Code, the holding period of Acquiring Fund Shares to be received by the Target Fund Shareholder pursuant to the Reorganization will include the holding period of the Target Fund shares exchanged therefor, provided that the Target Fund Shareholder held the Target Fund shares as capital assets at the time of the Reorganization;

(g) under Section 362(b) of the Code, the basis of each Asset transferred to the Acquiring Fund in the Reorganization will be the same in the hands of the Acquiring Fund as the basis of such Asset in the hands of the Target Fund immediately prior to the transfer; and

(h) under Section 1223(2) of the Code, the holding period of each of the Assets in the hands of the Acquiring Fund will include the holding period of each such Asset when held by the Target Fund.

Such opinion shall be based on customary assumptions and such representations as Willkie Farr & Gallagher LLP may reasonably request, and the Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Target Fund, will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Trust, on behalf of the Acquiring Fund nor the Trust, on behalf of the Target Fund, may waive the condition set forth in this paragraph 8.6.

ARTICLE IX

EXPENSES

Except as otherwise expressly provided in this Agreement, the Adviser or its affiliates shall bear the direct and indirect expenses incurred by the Trust, the Acquiring Fund and the Target Fund, each in connection with the transactions contemplated by the provisions of this Agreement, including all direct and indirect expenses and out-of-pocket costs but not any transaction costs incurred pursuant to paragraph 1.2 hereof or any transaction costs incurred in connection with the sale of any of the Target Fund’s portfolio securities after the Closing Date. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 No party has made to the other party any representation, warranty and/or covenant not set forth herein in connection with the subject matters covered hereby and this Agreement constitutes the entire agreement between the parties with respect thereto.

10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Trust, on behalf of the Acquiring Fund and the Trust, on behalf of the Target Fund. In addition, the Acquiring Trust, on behalf of the Acquiring Fund, or the Trust, on behalf of the Target Fund, may at its option terminate this Agreement at or before the Closing Date due to:

(a) a material breach of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Trust or the Board of Trustees, or officers, to any other party. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be agreed upon in writing by the officers of the Trust as specifically authorized by the Board of Trustees; provided, however, that, following the meeting of the Target Fund Shareholders called by the Trust, on behalf of the Target Fund, pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of the Target Fund Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Trust shall have any personal liability under this Agreement, and that insofar as it relates to the Target Fund, this Agreement is binding only upon the assets and properties of such fund.

ARTICLE XIV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquiring Fund or the Target Fund, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311, Attention: John Genoy, President, or to any other address that the Acquiring Fund or the Target Fund shall have last designated by notice to the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

SunAmerica Series Trust, on behalf of its series,

SA Legg Mason BW Large Cap Value Portfolio

By:
Name:
Title:

SunAmerica Series Trust, on behalf of its series,

SA MFS Telecom Utility Portfolio

By:
Name:
Title:

SunAmerica Asset Management, LLC,

solely with respect to Article IX

By:
Name:
Title:

SUNAMERICA SERIES TRUST

SA MFS Telecom Utility Portfolio

SA Legg Mason BW Large Cap Value Portfolio

PART B

STATEMENT OF ADDITIONAL INFORMATION

AUGUST 9, 2018

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (“Reorganization”) of the SA MFS Telecom Utility Portfolio (the “Telecom Utility Portfolio”) a series of SunAmerica Series Trust (the “Trust”), into the SA Legg Mason BW Large Cap Value Portfolio (the “Large Cap Value Portfolio” and together with the Telecom Utility Portfolio, the “Portfolios”), a series of the Trust.

This SAI contains information which may be of interest to shareholders of the Telecom Utility Portfolio relating to the Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated August 9, 2018 (the “Combined Prospectus/Proxy Statement”). As described in the Combined Prospectus/Proxy Statement, the Reorganization would involve the transfer of the assets and substantially all of the liabilities of the Telecom Utility Portfolio in exchange for shares of the Large Cap Value Portfolio. The Telecom Utility Portfolio will distribute the Large Cap Value Portfolio shares it receives to its shareholders in complete liquidation of the Telecom Utility Portfolio.

This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to Large Cap Value Portfolio, c/o SunAmerica Series Trust, 21650 Oxnard Street, 10th Floor, Woodland Hills, California 91367 or by calling 800.445.7862.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

Additional Information about the Telecom Utility Portfolio and the Large Cap Value Portfolio	S-2

Financial Statements	S-2

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ADDITIONAL INFORMATION ABOUT

THE TELECOM UTILITY PORTFOLIO AND THE LARGE CAP VALUE PORTFOLIO

For each Portfolio: Incorporated by reference is the Statement of Additional Information, which includes each Portfolio, in the Registration Statement on Form N-1A of the Trust dated May 1, 2018, as filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

For each Portfolio, this SAI incorporates by reference the Annual Report to Shareholders of the Trust for the fiscal year ended January 31, 2018, which has been filed with the Securities and Exchange Commission (the “SEC”). The Annual Report contains historical financial information regarding the Portfolios. The financial statements and the report of the independent registered public accounting firm therein with respect to each of the Telecom Utility Portfolio and the Large Cap Value Portfolio (Filed via EDGAR on April 10, 2018, Accession No. 0001193125-18-113076) are incorporated herein by reference.

The pro forma financial statements required by Rule 11-01 of Regulation S-X have not been prepared for the Reorganization since, as of June 22, 2018, the net asset value of the Telecom Utility Portfolio does not exceed 10% of the net asset value of the Large Cap Value Portfolio.

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